Individual and Group Variable, Fixed, and Market Value Adjusted Deferred Annuity Contracts Issued by Kemper Investors Life Insurance Company Through KILICO Variable Annuity Separate Account		Prospectus May 1, 2007 Scudder DestinationsSM Annuity

Home Office	Annuity Contact Center
1400 American Lane	Scudder DestinationsSM Service Team
Schaumburg, Illinois 60196	PO Box 19097
Greenville, SC 29602-9097
Phone: 1-800-449-0523 (toll free)
www.kemperinvestors.com	7:30 a.m. to 5:00 p.m. Central Time M-F

This Prospectus describes Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts (the “Contract”) offered by Kemper Investors Life Insurance Company (“we” or “KILICO”). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. Depending on particular state requirements, the Contracts may be issued on a group or individual basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract. For purposes of this Prospectus, the term “Contract” refers both to certificates and to individual annuity contracts. The Contract was available to be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. The Contract is currently not being issued.

You may allocate Purchase Payments to one or more of the variable options or the Fixed Account Option, or the Market Value Adjustment (“MVA”) option in states where a MVA is authorized. The availability of the Fixed Account Option and the MVA Option may be restricted in some states. The Contract currently offers 32 investment options, each of which is a Subaccount of KILICO Variable Annuity Separate Account. Currently, you may choose among the following Portfolios or Funds:

•   AIM Variable Insurance Funds (Series I Shares):

•   AIM V.I. Utilities Fund

•   The Alger American Fund (Class O Shares):

•   Alger American Balanced Portfolio

•   Alger American Leveraged AllCap Portfolio

•   Credit Suisse Trust (Trust Class Shares):

•   Credit Suisse Trust-Emerging Markets Portfolio

•   Credit Suisse Trust-Global Small Cap Portfolio

•   Dreyfus Investment Portfolios (Initial Share Class):

•   Dreyfus IP MidCap Stock Portfolio

•   The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)

•   DWS Investments VIT Funds (Class A Shares):

•   DWS Equity 500 Index VIP

•   DWS Variable Series I (Class A Shares):

•   DWS Bond VIP

•   DWS Capital Growth VIP*

•   DWS Global Opportunities VIP

•   DWS Growth & Income VIP

•   DWS Health Care VIP

•   DWS International VIP

•   DWS Variable Series II (Class A Shares):

•   DWS Balanced VIP

•   DWS Blue Chip VIP

•   DWS Core Fixed Income VIP

•   DWS Davis Venture Value VIP

•   DWS Dreman High Return Equity VIP**

•   DWS Dreman Small Mid Cap Value VIP (formerly DWS Dreman Small Cap Value VIP)***

•   DWS Global Thematic VIP

•   DWS Government & Agency Securities VIP

•   DWS High Income VIP

•   DWS International Select Equity VIP

•   DWS Janus Growth & Income VIP

•   DWS Large Cap Value VIP

•   DWS Mid Cap Growth VIP

•   DWS Money Market VIP

•   DWS Small Cap Growth VIP

•   DWS Strategic Income VIP

•   DWS Technology VIP

•   DWS Turner Mid Cap Growth VIP

*	On December 8, 2006, the DWS Capital Growth VIP acquired all of the net assets of DWS All Cap Growth VIP (formerly DWS Legg Mason Aggressive Growth VIP), DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP, pursuant to a plan of reorganization approved by shareholders on October 31, 2006.

**	On September 15, 2006, DWS Dreman High Return Equity VIP acquired all of the net assets of DWS Dreman Financial Services VIP pursuant to a plan of reorganization approved by shareholders on August 24, 2006.

***	Effective November 3, 2006, DWS Dreman Small Cap Value VIP changed its name to DWS Dreman Small Mid Cap Value VIP.

Subaccounts, Portfolios and Funds may be added or deleted in the future. Contract Values allocated to any of the Subaccounts vary, reflecting the investment experience of the selected Subaccounts. Contract Values allocated to the Fixed Account or one or more Guarantee Periods of the Market Value Adjustment Option accumulate on a fixed basis.

The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal.

This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information (“SAI”) with the Securities and Exchange Commission. The current SAI has the same date as this Prospectus and is incorporated by reference in this Prospectus. You may obtain a free copy by contacting the Annuity Contact Center. A table of contents for the SAI appears at the end of this Prospectus. You may also find this Prospectus and other information about the Separate Account required to be filed with the Securities and Exchange Commission (“SEC”) at the SEC’s web site at http://www.sec.gov.

The date of this Prospectus is May 1, 2007.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS (CONTINUED)

DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

Accumulated Guarantee Period Value—The sum of your Guarantee Period Values.

Accumulation Period—The period between the Date of Issue of a Contract and the Annuity Date.

Accumulation Unit—A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

Annuitant—The person designated to receive or who is actually receiving annuity payments and upon the continuation of whose life annuity payments involving life contingencies depend.

Annuity Contact Center—The address of our Annuity Contact Center is Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097. The overnight address is: Scudder DestinationsSM Service Team, 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064. IBM Business Transformation Outsourcing Insurance Service Corporation is the administrator of the Contract. You can call the Annuity Contact Center toll-free at 1-800-449-0523.

Annuity Date—The date on which annuity payments are to commence.

Annuity Option—One of several forms in which annuity payments can be made.

Annuity Period—The period starting on the Annuity Date.

Annuity Unit—A unit of measurement used to determine the amount of Variable Annuity payments.

Beneficiary—The person designated to receive any benefits under a Contract upon the death of the Annuitant or the Owner prior to the Annuity Period.

Company (“we”, “us”, “our”, “KILICO”)—Kemper Investors Life Insurance Company. Our Home Office is located at 1400 American Lane, Schaumburg, Illinois 60196. For Contract services, you may contact the Annuity Contact Center at Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097 or 1-800-449-0523.

Contract—A Variable, Fixed and Market Value Adjusted Annuity Contract offered on an individual or group basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract.

Contract Value—The sum of the values of your Separate Account Contract Value, Accumulated Guarantee Period Value and Fixed Account Contract Value.

Contract Year—Period between anniversaries of the Contract’s Date of Issue.

Contract Quarter—Periods between quarterly anniversaries of the Contract’s Date of Issue.

Contribution Year—Each one year period following the date a Purchase Payment is made.

Date of Issue—The date on which the first Contract Year commences.

Effective Date—The date that the endorsement to your Contract adding enhancements to the MVA Option (the “MVA Endorsement”) became effective, which is April 1, 2005.

Fixed Account—The General Account of KILICO to which you may allocate all or a portion of Purchase Payments or Contract Value. We guarantee a minimum rate of interest on Purchase Payments allocated to the Fixed Account.

Fixed Account Contract Value—The value of your Contract interest in the Fixed Account.

Fixed Annuity—An annuity under which we guarantee the amount of each annuity payment; it does not vary with the investment experience of a Subaccount.

Fund or Funds—AIM Variable Insurance Funds, The Alger American Fund, Credit Suisse Trust, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., DWS Investments VIT Funds, DWS Variable Series I and DWS Variable Series II, including any Portfolios thereunder.

General Account—All our assets other than those allocated to any separate account.

Guaranteed Interest Rate—The rate of interest we establish for a given Guarantee Period.

Guarantee Period—The time when an amount is credited with a Guaranteed Interest Rate. Guarantee Period options may range from one to ten years, at our option.

Guarantee Period Value—The value of your Contract interest in a Guarantee Period is the sum of your: (1) Purchase Payment allocated or amount transferred to a Guarantee Period; plus (2) interest credited; minus (3) withdrawals, previously assessed Withdrawal Charges and transfers; and (4) as adjusted for any applicable Market Value Adjustment previously made.

Home Office—The address of our Home Office is 1400 American Lane, Schaumburg, Illinois 60196.

Market Adjusted Value—A Guarantee Period Value adjusted by the Market Value Adjustment formula on any date prior to the end of a Guarantee Period.

Market Value Adjustment—An adjustment of values under a Guarantee Period in accordance with the Market Value Adjustment formula prior to the end of that Guarantee Period. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period commenced. The adjustment is computed using the Market Value Adjustment formula stated in the Contract. Any downward Market Value Adjustment is subject to the MVA Floor described in the MVA Endorsement issued on April 1, 2005 and described below.

Non-Qualified Plan Contract—A Contract which does not receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Owner (“you”, “your”, “yours”)—The person designated in the Contract as having the privileges of ownership defined in the Contract.

Portfolio—A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Purchase Payments—Amounts paid to us by you or on your behalf.

Qualified Plan Contract—A Contract issued in connection with a retirement plan which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Separate Account—The KILICO Variable Annuity Separate Account.

Separate Account Contract Value—The sum of your Subaccount Values.

Start Date—The later of the Effective Date of the MVA Endorsement or the beginning of a new Guarantee Period.

Subaccounts—The thirty-two subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios or Funds.

Subaccount Value—The value of your interest in each Subaccount.

Unitholder—The person holding the voting rights with respect to an Accumulation or Annuity Unit.

Valuation Date—Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required.

Valuation Period—The interval of time between two consecutive Valuation Dates.

Variable Annuity—An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which you have an interest.

Withdrawal Charge—The “contingent deferred sales charge” assessed against certain withdrawals of Contract Value in the first seven Contribution Years after a Purchase Payment is made or against certain annuitizations of Contract Value in the first seven Contribution Years after a Purchase Payment is made.

Withdrawal Value—Contract Value, plus or minus any applicable Market Value Adjustment, less any premium tax payable if the Contract is being annuitized, minus any Withdrawal Charge applicable to that Contract.

SUMMARY

Because this is a summary, it does not contain all of the information that may be important. Read the entire Prospectus and Contract before deciding to invest.

The Contracts provide for investment on a tax-deferred basis and for payment of annuity benefits. Both Non-Qualified Plan and Qualified Plan Contracts are described in this Prospectus. The Contract was available to be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. The Contract is currently not being issued.

Subject to certain exceptions, the minimum subsequent Purchase Payment is $500. An allocation to a Subaccount, Fixed Account or Guarantee Period must be at least $500. Our prior approval is required for Purchase Payments over $1,000,000.

Variable accumulations and benefits are provided by crediting Purchase Payments to one or more Subaccounts that you select. Each Subaccount invests in a corresponding Portfolio or Fund. Contract Value allocated to the Separate Account varies with the investment experience of the selected Subaccounts.

The Fixed Account has fixed accumulations and benefits. We guarantee that Purchase Payments allocated to the Fixed Account earn no less than the minimum guaranteed rate. In our discretion, we may credit interest in excess of the minimum guaranteed rate.

The MVA Option also provides fixed accumulations. The MVA Option may not be available in all states. The MVA Option is only available during the Accumulation Period. You may allocate amounts to one or more Guarantee Periods. We may offer additional Guarantee Periods at our discretion. For new Contracts, we may limit the number of Guarantee Period options available to three. We credit interest daily to amounts allocated to the MVA Option. We declare the rate at our sole discretion. We guarantee amounts allocated to the MVA Option at Guaranteed Interest Rates for the Guarantee Periods you select. These guaranteed amounts are subject to any applicable Withdrawal Charge, Market Value Adjustment or Records Maintenance Charge. We will not change a Guaranteed Interest Rate for the duration of the Guarantee Period. However, Guaranteed Interest Rates for subsequent Guarantee Periods are set at our discretion. At the end of a Guarantee Period, a new Guarantee Period for the same duration starts, unless you timely elect another Guarantee Period. The interests under the Contract relating to the MVA Option are not registered under the Securities Act of 1933 (“1933 Act”) and the insulated, nonunitized separate account supporting the MVA Option is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”).

You bear the investment risk under the Contracts, unless Contract Values are allocated to:

•	the MVA Option and are guaranteed to receive the Guaranteed Interest Rate, subject to any Market Value Adjustment, or

•	the Fixed Account Option and are guaranteed to earn not less than the minimum guaranteed rate (see “Fixed Account Option”).

Transfers between Subaccounts are permitted before and after annuitization, subject to certain limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment unless effected within 30 days after the existing Guarantee Period ends. Restrictions apply to transfers out of the Fixed Account.

You may withdraw Contract Value subject to Withdrawal Charges, any applicable Market Value Adjustment and other specified conditions.

We do not deduct sales charges from Purchase Payments. Each Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of Contract Value. If you withdraw a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge.

The Withdrawal Charge is:

•	7% in the first Contribution Year,

•	6% in the second Contribution Year,

•	5% in the third and fourth Contribution Years,

•	4% in the fifth Contribution Year,

•	3% in the sixth Contribution Year,

•	2% in the seventh Contribution Year, and

•	0% in the eighth Contribution Year and thereafter.

The Withdrawal Charge also applies at the annuitization of Accumulation Units in their seventh Contribution Year or earlier, except as set forth under “Withdrawal Charge.” Withdrawals may be subject to income tax, a 10% penalty tax, and other tax consequences. Withdrawals from Qualified Plan Contracts may be limited by the Internal Revenue Code (the “Code”).

Contract charges include:

•	mortality and expense risk charge,

•	administration charge,

•	records maintenance charge,

•	Withdrawal Charge,

•	Guaranteed Retirement Income Benefit Rider Charge, if selected,

•	transfer charge,

•	investment management fees and other expenses, and

•	applicable state premium taxes.

In addition, the investment advisers to the Funds deduct varying charges from the assets of the Funds for which they provide investment advisory services.

The Contract may be purchased in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. We may limit Purchase Payments under qualified plans, other than IRAs, to lump-sum rollovers and transfers. The Contract is also available in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans.

You may examine a Contract and return it for a refund during the “free look” period. The length of the free look period will depend on the state in which the Contract is issued. However, it will be at least ten days from the date you receive the Contract. In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions-IRAs or as Roth Individual Retirement Annuities.

SUMMARY OF EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a partial withdrawal, annuitize the Contract, surrender the Contract, or transfer cash value between and among the Subaccounts, the Fixed Account, and the Guarantee Periods. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of Purchase Payments):	None
Maximum Withdrawal Charge[1] (as a percentage of Purchase Payments):	7%

Year of Withdrawal after Purchase Payment	Withdrawal Charge
First year	7.00%
Second year	6.00%
Third year	5.00%
Fourth year	5.00%
Fifth year	4.00%
Sixth year	3.00%
Seventh year	2.00%
Eight years and following	0.00%

Maximum Transfer Fee:	$25	[2]

[1]

A Contract Owner may withdraw up to the greater of (i) the excess of Contract Value over total Purchase Payments subject to a Withdrawal Charge less prior withdrawals that were previously assessed a Withdrawal Charge and (ii) 10% of the Contract Value in any Contract Year without assessment of any Withdrawal Charge. In certain circumstances we may reduce or waive the Withdrawal Charge. See “Withdrawal Charge.”

[2]	We reserve the right to charge a fee of $25 for each transfer of Contract Value in excess of 12 transfers per calendar year. See “Transfers During the Accumulation Period.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Current
Periodic Charges other than Portfolio Expenses
Annual Records Maintenance Charge[3]	$30

Separate Account Annual Expenses (as a percentage of average Separate Account Contract Value)

With the Standard Death Benefit Only
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%

Total Separate Account Annual Expense Charges[4]	1.40%

With the Optional Guaranteed Retirement Income Benefit
Mortality and Expense Risk Charge	1.25%
Optional Guaranteed Retirement Income Benefit[5]	0.25%
Administration Charge	0.15%

Total Separate Account Annual Expense Charges	1.65%

[3]

The records maintenance charge applies to Contracts with Contract Value less than $50,000 on the date of assessment. In certain circumstances we may reduce or waive the annual records maintenance charge. See “Records Maintenance Charge.”

[4]

If you annuitize the Contract on a variable basis, we will assess a daily Mortality and Expense Risk Charge and Administration Charge at an annual rate of 1.40% against the assets you hold in the Separate Account.

[5]

We no longer offer the Guaranteed Retirement Income Benefit Rider. If you have elected the Guaranteed Retirement Income Benefit Rider and your rider remains in force, the 0.25% rider charge will continue to be deducted on the last business day of each contract quarter prorata as a percentage of Contract Value from each Subaccount, Guarantee Period and the Fixed Account in which you have Contract Value until you annuitize or surrender the Contract or the Annuitant reaches age 91, whichever comes first.

The following table shows the range of Fund fees and expenses for the fiscal year ended December 31, 2006. Expenses of the Funds may be higher or lower in the future. You can obtain more detailed information concerning each Fund’s fees and expenses in the prospectus for each Fund.

Range of Annual Operating Expenses for the Funds During 20061

	Lowest	—	Highest
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.29%	—	1.59%

Net Total Annual Fund Operating Expenses After Reimbursements and Waivers (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses, after any contractual waivers or reimbursements of fees and expenses)[2]	0.28%	—	1.59%

[1]

The fund expenses used to prepare this table were provided to us by the fund(s). We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2006. Current or future expenses may be greater or less than those shown.

[2]

The range of Net Total Annual Fund Operating Expenses After Reimbursements and Waivers takes into account contractual arrangements for certain Funds that require a Fund’s investment adviser to reimburse or waive Fund expenses above a certain threshold for a limited period of time ending no earlier than April 30, 2008. For more information about these arrangements, consult the prospectuses for the Funds.

The next table shows the fees and expenses charged by each fund for the fiscal year ended December 31, 2006.

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)

(as a percentage of average daily net assets in the funds as of December 31, 2006):

Name of Fund	Management Fees	12b-1 Fees	Other Expenses	Gross Total Annual Expenses	Contractual Waiver or Expense Reimburse- ment	Net Total Annual Expenses
AIM Variable Insurance Funds (Series I Shares)
AIM V.I. Utilities Fund[1]	0.60%	N/A	0.36%	0.96%	0.03%	0.93%
The Alger American Fund (Class O Shares)[2]
Alger American Balanced Portfolio	0.71%	N/A	0.15%	0.86%	0.04%	0.82%
Alger American Leveraged AllCap Portfolio	0.81%	N/A	0.17%	0.98%	0.04%	0.95%
Credit Suisse Trust (Trust Class Shares)[3]
Credit Suisse Trust- Emerging Markets Portfolio	1.24%	N/A	0.35%	1.59%	N/A	1.59%
Credit Suisse Trust- Global Small Cap Portfolio	1.25%	N/A	0.31%	1.56%	N/A	1.56%
Dreyfus Investment Portfolios (Initial Share Class)[4]
Dreyfus IP MidCap Stock Portfolio	0.75%	N/A	0.06%	0.81%	N/A	0.81%
The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)
	0.75%	N/A	0.08%	0.83%	N/A	0.83%
DWS Investments VIT Funds (Class A Shares)
DWS Equity 500 Index VIP[5]	0.29%	N/A	N/A	0.29%	0.01%	0.28%
DWS Variable Series I (Class A Shares)[6]
DWS Bond VIP	0.49%	N/A	0.17%	0.66%	0.03%	0.63%
DWS Capital Growth VIP	0.47%	N/A	0.03%	0.50%	0.01%	0.49%
DWS Global Opportunities VIP	0.99%	N/A	0.13%	1.12%	N/A	1.12%
DWS Growth & Income VIP	0.48%	N/A	0.06%	0.54%	0.01%	0.53%
DWS Health Care VIP	0.77%	N/A	0.12%	0.89%	N/A	0.89%
DWS International VIP	0.84%	N/A	0.12%	0.96%	N/A	0.96%
DWS Variable Series II (Class A Shares)[7]
DWS Balanced VIP	0.46%	N/A	0.09%	0.55%	0.04%	0.51%
DWS Blue Chip VIP	0.64%	N/A	0.06%	0.70%	N/A	0.70%
DWS Core Fixed Income VIP	0.59%	N/A	0.08%	0.67%	N/A	0.67%
DWS Davis Venture Value VIP	0.94%	N/A	0.08%	1.02%	0.13%	0.89%
DWS Dreman High Return Equity VIP	0.73%	N/A	0.04%	0.77%	N/A	0.77%
DWS Dreman Small Mid Cap Value VIP (formerly DWS Dreman Small Cap Value VIP)	0.73%	N/A	0.04%	0.77%	N/A	0.77%
DWS Global Thematic VIP	1.00%	N/A	0.38%	1.38%	0.26%	1.12%
DWS Government & Agency Securities VIP	0.55%	N/A	0.12%	0.67%	0.04%	0.63%
DWS High Income VIP	0.59%	N/A	0.11%	0.70%	N/A	0.70%
DWS International Select Equity VIP	0.75%	N/A	0.13%	0.88%	N/A	0.88%
DWS Janus Growth & Income VIP	0.75%	N/A	0.10%	0.85%	N/A	0.85%
DWS Large Cap Value VIP	0.74%	N/A	0.08%	0.82%	N/A	0.82%
DWS Mid Cap Growth VIP	0.75%	N/A	0.28%	1.03%	0.09%	0.94%
DWS Money Market VIP	0.39%	N/A	0.05%	0.44%	N/A	0.44%
DWS Small Cap Growth VIP	0.65%	N/A	0.08%	0.73%	0.01%	0.72%
DWS Strategic Income VIP	0.65%	N/A	0.20%	0.85%	N/A	0.85%
DWS Technology VIP	0.75%	N/A	0.14%	0.89%	N/A	0.89%
DWS Turner Mid Cap Growth VIP	0.80%	N/A	0.17%	0.97%	N/A	0.97%

[1]

Through at least April 30, 2008, the adviser for the AIM V.I. Utilities Fund has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Net Total Annual Expenses (excluding certain items discussed below) of Series I shares to 0.93% of average daily net assets for the AIM V.I. Utilities Fund. The Net Total Annual Expenses for the AIM V.I. Utilities Fund after the advisory fee and/or the expense reimbursement of 0.03% was 0.93% during 2006. In determining the adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Total Annual Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund.

[2]

Effective December 1, 2006 through November 30, 2011, the manager has contractually agreed to waive 0.04% of its advisory fees for the Alger American Balanced Portfolio and 0.035% of its advisory fees for the Alger American Leveraged AllCap Portfolio. Other Expenses now includes an administrative fee of 0.04% that had been previously included in the Fund’s Management Fees.

[3]

Fee waivers and/or expense reimbursements reduced total annual expenses to 1.36% for the Credit Suisse Trust Emerging Markets Portfolio and 1.40% for the Credit Suisse Trust Global Small Cap Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

[4]	The “Other Expenses” for the Dreyfus IP MidCap Stock Portfolio includes expenses of 0.01% for acquired fund fees and expenses.

[5]

Pursuant to their respective agreements with DWS Investments VIT Funds, the investment manager, the underwriter and the accounting agent of the DWS Equity 500 Index VIP have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.28% for Class A shares. The fees include a 0.10% administration fee.

[6]

The fees for the DWS Variable Series I were restated on an annualized basis to reflect fee changes which took effect on June 1, 2006; the fees include a 0.10% administration fee. Pursuant to their respective agreements with DWS Variable Series I, the investment manager, the underwriter and the accounting agent have agreed to limit their respective fees and to reimburse other expenses to the extent necessary to limit the Net Total Annual Expenses to the following amounts: (i) 0.60% for the DWS Bond VIP, through September 30, 2007; (ii) 0.49% for the DWS Capital Growth VIP, 0.54% for the DWS Growth & Income VIP, and 0.96% for the DWS International VIP, through April 30, 2010; and (iii) 0.63% for the DWS Bond VIP from October 1, 2007 through April 30, 2008. The investment manager for the DWS Growth & Income VIP has also contractually agreed to waive its fees and expenses in the amount of 0.01% of the average daily net assets until April 27, 2010. The Net Total Annual Expenses for the DWS Bond VIP, the DWS Capital Growth VIP, and the DWS Growth & Income VIP after the contractual fee limits, expense reimbursements, and fee and expense waivers were 0.63%, 0.49%, and 0.53%, respectively, for 2006. Fees for the DWS Growth & Income VIP and for the DWS International VIP are restated on an annualized basis to reflect the acquisition of the DWS Mercury Large Cap Core VIP and of the DWS Templeton Foreign Value VIP, respectively, on December 11, 2006. Fees for the DWS Capital Growth VIP are restated on an annualized basis to reflect the acquisition of the DWS Janus Growth Opportunities VIP, the DWS Oak Strategic Equity VIP, and the DWS All Cap Growth VIP on December 11, 2006.

[7]

Pursuant to their respective agreements with DWS Variable Series II, the investment manager, the underwriter and the accounting agent have agreed to limit their respective fees and to reimburse other expenses to the extent necessary to limit the Net Total Annual Expenses to the following levels: (i) 0.89% for the DWS Davis Venture Value VIP, 1.12% for the DWS Global Thematic VIP, and 0.90% for the DWS Mid Cap Growth VIP, through September 30, 2007; (ii) 0.51% for the DWS Balanced VIP, 0.63% for the DWS Government & Agency Securities VIP, and 0.72% for the DWS Small Cap Growth VIP, through April 30, 2008; (iii) 0.78% for the DWS Dreman High Return Equity VIP and 0.44% for the DWS Money Market VIP through April 30, 2010; and (iv) 0.86% for the DWS Davis Venture Value VIP, 1.10% for the DWS Global Thematic VIP, and 0.94% for the DWS Mid Cap Growth VIP, from October 1, 2007, through April 30, 2008. The Net Total Annual Expenses for the DWS Balanced VIP, the DWS Davis Venture Value VIP, the DWS Global Thematic VIP, the DWS Government & Agency Securities VIP, the DWS Mid Cap Growth VIP, and the DWS Small Cap Growth VIP after the contractual fee limits and expense reimbursements were 0.51%, 0.89%, 1.12%, 0.63%, 0.94%, and 0.72%, respectively, for 2006. Management fees for the DWS Blue Chip VIP, the DWS Core Fixed Income VIP, the DWS Dreman Small Mid Cap Value VIP, the DWS Government & Agency Securities VIP, the DWS High Income VIP, the DWS International Select Equity VIP, the DWS Large Cap Value VIP, and the DWS Strategic Income VIP have been restated to reflect the new fee schedule effective October 1, 2006. Management fees for the DWS Money Market VIP have been restated to reflect the new fee schedule effective November 6, 2006. Fees for the DWS Dreman High Return Equity VIP are restated on an annualized basis to reflect the acquisition of the DWS MFS Strategic Value VIP and of the DWS Dreman Financial Services VIP on September 15, 2006. Fees for the DWS Money Market VIP are restated on an annualized basis to reflect the acquisition of the (DWS) Money Market VIP (DWS Variable Series I) on November 3, 2006.

The expenses shown above are deducted by each underlying fund or portfolio before the fund or portfolio provides us with its daily net asset value. We then deduct applicable Separate Account charges from the net asset value to calculate the unit value of the corresponding Subaccount. The management fees and other expenses are more fully described in the prospectus for each underlying portfolio.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds’ expenses in order to keep the Funds’ expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect until at least April 30, 2008. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Net Total Annual Fund Operating Expenses for all Funds after each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund’s prospectus.

THE FUND’S INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE ABOVE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds prior to any fee waivers or expense reimbursements. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$956	$1,433	$2,019	$3,401

(2)	a. If you annuitize your Contract at the end of the available time period under Annuity Option 2, 3, 4, or under Annuity Option 1 for a period of five years or more*:

1 year	3 years	5 years	10 years
$314	$959	$1,626	$3,401

b. If you annuitize your Contract at the end of the available time period under Annuity Option 1 for a period of less than five years*:

1 year	3 years	5 years	10 years
$956	$1,433	$2,019	$3,401

(3)	If you do not surrender or annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$314	$959	$1,626	$3,401

*	Withdrawal Charges do not apply if the Contract is annuitized under Annuity Option 2, 3 or 4, or under Annuity Option 1 for a period of five years or more. Withdrawal Charges do apply if the Contract is annuitized under Annuity Option 1 for a period of less than five years.

The Example is an illustration and does not represent past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. Similarly, your rate of return may be more or less than the 5% assumed rate in the Example.

The Example does not include the deduction of premium taxes, which may be assessed before or upon annuitization or any taxes or penalties you may be required to pay if you surrender your Contract.

The Record Maintenance Charge of $30 is reflected as an annual charge of 0.020% that is determined by dividing total Record Maintenance Charges collected during 2006 ($775,664) by total average net assets attributable to the Contract during 2006 ($4,140,676,406).

REDEMPTION FEES

A Fund or Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Fund or Portfolio prospectus.

DISTRIBUTION COSTS

For information concerning the compensation we pay in relation to prior sale of the Contracts, see “Distribution of Contracts.”

CONDENSED FINANCIAL INFORMATION

In Appendix C, we have included a financial history of the accumulation unit values for the Subaccounts available under the Contract.

KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUNDS

Kemper Investors Life Insurance Company

We were organized in 1947 and are a stock life insurance company organized under the laws of the State of Illinois. Our home office is located at 1400 American Lane, Schaumburg, Illinois 60196. For Contract services, you may contact us at the Annuity Contact Center at Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Kemper Corporation, a non-operating holding company. Kemper Corporation is a wholly-owned subsidiary of Zurich Group Holding (“ZGH”), a Swiss holding company. ZGH is owned by Zurich Financial Services (“ZFS”), a Swiss holding company.

Effective September 3, 2003 (the “Closing Date”), KILICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and KILICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by KILICO, including certain registered variable annuity contracts that are funded through the KILICO Variable Annuity Separate Account (the “Separate Account”). These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One Insurance Holdings, Inc. (“Bank One”). On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance Life and Annuity Company (“Chase Insurance”).

On July 3, 2006, Protective Life Insurance Company of Birmingham, Alabama (“Protective Life”), purchased Chase Insurance from JP Morgan Chase & Co. Effective April 1, 2007, Chase Insurance merged with and into Protective Life. Protective Life has reinsured 100% of the variable annuity business of Chase Insurance to Commonwealth Annuity and Life Insurance Company (formerly Allmerica Financial Life Insurance and Annuity Company), a subsidiary of The Goldman Sachs Group, Inc.

These acquisitions, transfers and the coinsurance agreement do not relate directly to the Contracts, although certain other contracts issued by KILICO and administered by Protective Life are supported by the Separate Account. Your rights and benefits and our obligations under the Contracts are not changed by these transactions and agreements.

Effective September 7, 2004, we transferred our customer services operations and the administration of the Contracts to IBM Business Transformation Outsourcing Insurance Service Corporation (“IBM Outsourcing”), in Greenville, South Carolina. IBM Outsourcing provides all of the services required for complete support and administration of your Contract, including processing all premium payments and all requests for transfers, partial withdrawals, surrenders and death benefits, responding to inquiries, and calculating accumulation unit values for your Contract and the Separate Account.

The MVA Option

You may allocate amounts in the Market Value Adjustment (“MVA”) Option to one or more Guarantee Periods with durations of one to ten years during the Accumulation Period. You may choose a different Guarantee Period by pre-authorized telephone instructions or by giving us written notice (See “Guarantee Periods of the MVA Option”). The MVA Option may not be available in all states. At our discretion, we may offer additional Guarantee Periods or limit, for new Contracts, the number of Guarantee Periods available to three.

The amounts allocated to the MVA Option under the Contracts are invested under the laws regulating our General Account. Assets supporting the amounts allocated to Guarantee Periods are held in a “nonunitized” separate account. However, our General Account assets are available to fund benefits under the Contracts. A non-unitized separate account is a separate account in which you do not participate in the performance of the assets through unit values. The assets of the non-unitized separate account are held to fund our guaranteed obligations. The “nonunitized” separate account is insulated, so that the assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business we may conduct.

State insurance laws concerning the nature and quality of investments regulate our General Account investments and any non-unitized separate account investments. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments.

We consider the return available on the instruments in which Contract proceeds are invested when establishing Guaranteed Interest Rates. This return is only one of many factors considered in establishing Guaranteed Interest Rates. (See “The Accumulation Period-4. Establishment of Guaranteed Interest Rates.”)

Our investment strategy for the non-unitized separate account is generally to match Guarantee Period liabilities with assets, such as debt instruments. We expect to invest in debt instruments such as:

•	securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government;

•

debt securities which have an investment grade, at the time of purchase, within the four highest grades assigned by Moody’s Investors Services, Inc. (“Moody’s”) (Aaa, Aa, A or Baa), Standard & Poor’s Corporation (“Standard & Poor’s”) (AAA, AA, A or BBB), or any other nationally recognized rating service;

•

other debt instruments including issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody’s or Standard & Poor’s, are deemed by our management to have an investment quality comparable to securities which may be otherwise purchased; and

•	options and futures transactions on fixed income securities.

We are not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as state insurance laws may require.

The Separate Account

We established the KILICO Variable Annuity Separate Account on May 29, 1981 pursuant to Illinois law as the KILICO Money Market Separate Account. The SEC does not supervise the management, investment practices or policies of the Separate Account or KILICO.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

Thirty-two Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Funds or Portfolios. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions or under all Contracts.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as you request. All dividends and capital gains distributions received by the Separate Account from a Fund or Portfolio are reinvested in that Fund or Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Separate Account’s financial statements appear in the Statement of Additional Information.

The Funds

The Separate Account invests in shares of the following Funds:

•	AIM Variable Insurance Funds

•	The Alger American Fund

•	Credit Suisse Trust

•	Dreyfus Investment Portfolios

•	The Dreyfus Socially Responsible Growth Fund, Inc.

•	DWS Investments VIT Funds

•	DWS Variable Series I

•	DWS Variable Series II

The Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in the case of Credit Suisse Trust, certain qualified retirement plans. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans from these arrangements. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

A Fund may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The following table summarizes each Fund/Portfolio’s investment objective and provides the name of each investment adviser.

Fund/Portfolio	Investment Objective and Investment Adviser
AIM V.I. Utilities Fund (Series I Shares)	Seeks capital growth and current income. Investment adviser is A I M Advisors, Inc.

Alger American Balanced Portfolio (Class O Shares)	Seeks current income and long-term capital appreciation. Investment adviser is Fred Alger Management, Inc.

Alger American Leveraged AllCap Portfolio (Class O Shares)	Seeks long-term capital appreciation. Investment adviser is Fred Alger Management, Inc.

Credit Suisse Trust-Emerging Markets Portfolio (Trust Class Shares)	Seeks long-term growth of capital. Investment adviser is Credit Suisse Asset Management, LLC. The subadvisers are Credit Suisse Asset Management Limited (U.K.) and Credit Suisse Asset Management (Australia).

Credit Suisse Trust-Global Small Cap Portfolio (Trust Class Shares)	Seeks long-term growth of capital by investing primarily in equity securities of small companies from a broad range of countries, including the U.S. Investment adviser is Credit Suisse Asset Management, LLC. The subadvisers are Credit Suisse Asset Management Limited (U.K.), Credit Suisse Asset Management Limited (Japan), and Credit Suisse Asset Management Limited (Australia).

Dreyfus IP MidCap Stock Portfolio (Initial Share Class)	Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard and Poor’s MidCap 400® Index (S&P 400). Investment adviser is The Dreyfus Corporation.

Fund/Portfolio	Investment Objective and Investment Adviser
DWS Balanced VIP (Class A Shares)	Seeks high total return, a combination of income and capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Blue Chip VIP (Class A Shares)	Seeks growth of capital and income. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Bond VIP (Class A Shares)	Seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Aberdeen Asset Management, Inc., and the sub-subadviser is Aberdeen Asset Management Investment Services Limited.

DWS Capital Growth VIP (Class A Shares)[1]	Seeks to provide long-term growth of capital. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Core Fixed Income VIP (Class A Shares)	Seeks high current income. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Aberdeen Asset Management Inc.

DWS Davis Venture Value VIP (Class A Shares)	Seeks growth of capital. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Davis Selected Advisers, L.P.

DWS Dreman High Return Equity VIP (Class A Shares)[2]	Seeks to achieve a high rate of total return. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Dreman Value Management L.L.C.

DWS Dreman Small Mid Cap Value VIP (Class A Shares)[3]	Seeks long-term capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Dreman Value Management L.L.C.

DWS Equity 500 Index VIP (Class A Shares)*	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s® 500 Composite Stock Price Index (the “S&P® 500 Index”), which emphasizes stocks of large US companies. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Northern Trust Investments, N.A.

DWS Global Opportunities VIP (Class A Shares)	Seeks above-average capital appreciation over the long term. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Global Thematic VIP (Class A Shares)	Seeks long-term capital growth. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Government & Agency Securities VIP (Class A Shares)	Seeks high current income consistent with preservation of capital. Investment adviser is Deutsche Investment Management Americas Inc.

[1]

On December 8, 2006, the DWS Capital Growth VIP acquired all of the net assets of DWS All Cap Growth VIP (formerly DWS Legg Mason Aggressive Growth VIP), DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP, pursuant to a plan of reorganization approved by shareholders on October 31, 2006.

[2]

On September 15, 2006, DWS Dreman High Return Equity VIP acquired all of the net assets of DWS Dreman Financial Services VIP pursuant to a plan of reorganization approved by shareholders on August 24, 2006.

[3]	Effective November 3, 2006, DWS Dreman Small Cap Value VIP changed its name to DWS Dreman Small Mid Cap Value VIP.

Fund/Portfolio	Investment Objective and Investment Adviser
DWS Growth & Income VIP (Class A Shares)	Seeks long-term growth of capital, current income and growth of income. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Health Care VIP (Class A Shares)	Under normal circumstances, seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. Investment adviser is Deutsche Investment Management Americas Inc.

DWS High Income VIP (Class A Shares)	Seeks to provide a high level of current income. Investment adviser is Deutsche Investment Management Americas Inc.

DWS International Select Equity VIP (Class A Shares)	Seeks capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc.

DWS International VIP (Class A Shares)	Seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges). Investment adviser is Deutsche Investment Management Americas Inc.

DWS Janus Growth & Income VIP (Class A Shares)	Seeks long-term capital growth and current income. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Janus Capital Management LLC.

DWS Large Cap Value VIP (Class A Shares)	Seeks to achieve a high rate of total return. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Mid Cap Growth VIP (Class A Shares)	Seeks long-term capital growth. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Money Market VIP (Class A Shares)	Seeks maximum current income to the extent consistent with stability of principal. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Small Cap Growth VIP (Class A Shares)	Seeks maximum appreciation of investors’ capital. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Strategic Income VIP (Class A Shares)	Seeks a high current return. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Technology VIP (Class A Shares)	Seeks growth of capital. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Turner Mid Cap Growth VIP (Class A Shares)	Seeks capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Turner Investment Partners, Inc.

The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)	Seeks capital growth with current income as a secondary goal. Investment adviser is The Dreyfus Corporation.

*	“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s® 500,” “Standard and Poor’s MidCap 400®,” and “500” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Asset Management Americas Inc. The DWS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s®, and Standard & Poor’s® makes no representation regarding the advisability of investing in the Portfolio. Additional information may be found in the Portfolio’s statement of additional information.

The Portfolios may not achieve their stated objective. More detailed information, including a description of risks, fees and expenses involved in investing in the Portfolios is found in the Funds’ prospectuses accompanying this Prospectus and statements of additional information, available from us upon request. You should read the Portfolio prospectuses carefully.

Selection of Funds

The Funds or Portfolios offered through the Contracts are selected by KILICO, and KILICO may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Fund or Portfolio or one of its service providers (e.g., the investment adviser, administrator and/or distributor) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Funds or Portfolios adviser was an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Contract Owners.

You are responsible for choosing to invest in the Subaccounts that, in turn, invest in the Funds or Portfolios. Your are also responsible for choosing the amounts allocated to each Subaccount that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of Purchase Payments and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds or Portfolios that is available to you, including each Fund or Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund or Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Subaccounts in which to allocate Purchase Payments or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Funds or Portfolios available as investment options in the Contract.

Administrative, Marketing, and Support Services Fees. The Funds and Portfolios currently available for investment under the Contract do not charge 12b-1 fees.

We may receive payments from some of the Funds’ service providers in connection with certain administrative and other services we perform and expenses we incur. The amount of the payment is based on a percentage of the assets of the particular Funds attributable to the Contract and/or to certain other variable insurance products that we issue. These percentages currently range from .085% to .25%. Some service providers pay us more than others. The chart below provides the current maximum percentages of fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to KILICO
From the following Funds or their Service Providers:	Maximum % of assets*	From the following Funds or their Service Providers:	Maximum % of assets*
AIM	.25%	Dreyfus Socially Responsible Growth	.25%
Alger American	.25%	DWS (formerly Scudder)	.085%
Credit Suisse	.25%

*	Payments are based on a percentage of the average assets of each Fund owned by the Subaccounts available under this Contract and/or under certain other variable insurance products offered by our affiliates and us.

We may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds’ service providers with regard to other variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fee deducted from assets of the Funds. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or selling firms with wholesaling services to assist us in servicing the Contract, may pay us and/or certain affiliates and/or selling firms amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and to our affiliates.

Proceeds from these payments by the Funds or their service providers may be used for any corporate purpose, including payment of expenses that we and/or our affiliates incur in distributing and administering the Contracts, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Distribution of Contracts” in this Prospectus.

Change of Investments

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We may eliminate the shares of any of the Funds or Portfolios and substitute shares of another portfolio or of another investment company, if the shares of a Fund or Portfolio are no longer available for investment, or if in our judgment further investment in any Fund or Portfolio becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares attributable to your interest in a Subaccount without prior notice and the SEC’s prior approval, if required. The Separate Account may purchase other securities for other series or classes of contracts, or may permit a conversion between series or classes of contracts on the basis of requests made by Owners.

We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when, in our discretion, marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under the 1940 Act in the event such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.

FIXED ACCOUNT OPTION

Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the 1933 Act, and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under the Fixed Account Option, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account and the MVA Option, unless we refer to fixed accumulation and annuity elements.

We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate not less than the minimum rate allowed by state law. At our discretion, we may credit interest in excess of the minimum guaranteed rate. We reserve the right to change the rate of excess interest credited. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.

THE CONTRACTS

A. General Information.

This Contract is no longer offered for sale, although we continue to accept additional Purchase Payments under the Contract. The minimum additional Purchase Payment is $500 ($50 or more for IRAs). The minimum additional Purchase Payment is $100 if you authorize us to draw on an account via check or electronic debit. Cumulative Purchase Payments in excess of $1,000,000 require our prior approval. The Internal Revenue Code may also limit the maximum annual amount of Purchase Payments. An allocation to a Subaccount, the Fixed Account or a Guarantee Period must be at least $500.

We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

During the Accumulation Period, you may assign the Contract or change a Beneficiary at any time by signing our form. No assignment or Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of the assignment or Beneficiary change. An assignment may subject you to immediate tax liability and a 10% tax penalty.

Amounts payable during the Annuity Period may not be assigned or encumbered. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the Annuitant’s debts or obligations.

You designate the Beneficiary. If you or the Annuitant die, and no designated Beneficiary or contingent beneficiary is alive at that time, we will pay your or the Annuitant’s estate.

Under a Qualified Plan Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Plan Contract may not be assigned.

B. The Accumulation Period.

1. Application of Purchase Payments.

You select the allocation of Purchase Payments to the Subaccount(s), Guarantee Periods, or Fixed Account. The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as next computed after we receive the Purchase Payment at the Annuity Contact Center. Generally, we determine the value of an Accumulation Unit as of 3:00 p.m. Central time on each day that the New York Stock Exchange (“NYSE”) is open for trading. Purchase Payments that we receive at the Annuity Contact Center after 3:00 p.m. Central Time will be priced using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE.

Purchase Payments allocated to a Guarantee Period or to the Fixed Account begin earning interest one day after we receive them at the Annuity Contact Center. Upon receipt of a Purchase Payment, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount’s Accumulation Unit value, as next computed after we receive the Purchase Payment.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Withdrawal Charge, the Records Maintenance Charge and Guaranteed Retirement

Income Benefit Charge (see “Contracts Issued Before November 12, 2001”). The number of Accumulation Units is reduced when the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge are assessed.

2. Accumulation Unit Value.

Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units purchased is based on the Subaccount’s Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.

Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

(a divided by b) minus c, where:

a. is:

•	the net asset value per share of the Portfolio held in the Subaccount as of the end of the current Valuation Period; plus

•	the per share amount of any dividend or capital gain distributions made by the Portfolio held in the Subaccount, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

•	a credit or charge for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

b. is the net asset value per share of the Portfolio held in the Subaccount as of the end of the preceding Valuation Period; and

c. is the factor representing asset-based charges (the mortality and expense risk and administration charges).

3. Guarantee Periods of the MVA Option.

You may allocate Purchase Payments to one or more Guarantee Periods with durations of one to ten years. Each Guarantee Period has a Guaranteed Interest Rate that will not change during the Guarantee Period. Interest is credited daily at the effective annual rate.

The following example illustrates how we credit Guarantee Period interest.

EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

Purchase Payment	$40,000.00
Guarantee Period	5 Years
Guaranteed Interest Rate	3.00% Effective Annual Rate

Year	Interest Credited During Year	Cumulative Interest Credited
1	$1,200.00	$1,200.00
2	1,236.00	2,436.00
3	1,273.08	3,709.08
4	1,311.27	5,020.35
5	1,350.61	6,370.96

Accumulated value at the end of 5 years is:

$40,000.00 + $6,370.96 = $46,370.96

Note: This example assumes that no withdrawals or transfers are made during the five-year period. If you make withdrawals or transfers during this period, Market Value Adjustments and Withdrawal Charges apply.

The hypothetical interest rate is not intended to predict future Guaranteed Interest Rates. Actual Guaranteed Interest Rates for any Guarantee Period may be more than those shown.

At the end of any Guarantee Period, we send written notice of the beginning of a new Guarantee Period. A new Guarantee Period for the same duration starts unless you elect another Guarantee Period within 30 days after the end of the terminating Guarantee Period. You may choose a different Guarantee Period by reauthorized telephone instructions or by giving us written notice. You should not select a new Guarantee Period extending beyond the Annuity Date. Otherwise, the Guarantee Period amount available for annuitization is subject to Market Value Adjustments and may be subject to Withdrawal Charges. (See “Market Value Adjustment” and “Withdrawal Charge” below.)

The amount reinvested at the beginning of a new Guarantee Period is the Guarantee Period Value for the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the new Guarantee Period begins applies for the duration of the new Guarantee Period.

You may call or write us at the Annuity Contact Center for the new Guaranteed Interest Rates.

4. Establishment of Guaranteed Interest Rates.

We declare the Guaranteed Interest Rates for each of the durations of Guarantee Periods from time to time as market conditions dictate. Once established, rates are guaranteed for the respective Guarantee Periods. We advise you of the Guaranteed Interest Rate for a chosen Guarantee Period when we receive a Purchase Payment, when a transfer is effectuated or when a Guarantee Period renews. Withdrawals of Accumulated Guarantee Period Value are subject to Withdrawal Charges and Records Maintenance Charges and may be subject to a Market Value Adjustment. (See “Market Value Adjustment” below.)

We have no specific formula for establishing the Guaranteed Interest Rates. The determination may be influenced by, but not necessarily correspond to, the current interest rate environment. (See “The MVA Option”.) We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses we bear, and general economic trends.

We make the final determination of the Guaranteed Interest Rates to be declared.

We cannot predict or guarantee the level of future Guaranteed Interest Rates.

5. Contract Value.

On any Valuation Date, Contract Value equals the total of:

•	the number of Accumulation Units credited to each Subaccount, times

•	the value of a corresponding Accumulation Unit for each Subaccount, plus

•	your Accumulated Guarantee Period Value in the MVA Option, plus

•	your interest in the Fixed Account.

6. Transfers During the Accumulation Period.

During the Accumulation Period, you may transfer the Contract Value among the Subaccounts, the Guarantee Periods and the Fixed Account subject to the following provisions:

•	the amount transferred must be at least $100 unless the total Contract Value attributable to a Subaccount, Guarantee Period or Fixed Account is transferred;

•	the Contract Value remaining in a Subaccount, Guarantee Period or Fixed Account must be at least $500 unless the total value is transferred;

•	transfers may not be made from any Subaccount to the Fixed Account over the six months following any transfer from the Fixed Account into one or more Subaccounts; and

•	transfers from the Fixed Account may be made one time during the Contract Year during the 30 days following an anniversary of a Contract Year.

We may charge a $25 fee for each transfer in excess of 12 transfers per calendar year. However, transfers made pursuant to the Asset Allocation and Dollar Cost Averaging programs do not count toward these 12 transfers. In addition, transfers of Guarantee Period Value are subject to Market Value Adjustment unless the transfer is made within 30 days of the end of the Guarantee Period. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount transferred from the Guarantee Period may be more or less than the requested dollar amount.

We make transfers pursuant to written or telephone instructions specifying in detail the requested changes. Transfers involving a Subaccount are based upon the Accumulation Unit values, as next calculated after we receive transfer instructions at the Annuity Contact Center. We may suspend, modify or terminate the transfer provision. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

Website Access. Our website address at www.kemperinvestors.com is available 24 hours a day. Our website will allow you to request transfers among the Subaccounts, Fixed Account, and the Guarantee Periods and inquire about your Contract. To use the website for access to your Contract information or to request transfers, you must enter your Contract number and Personal Identification Number (PIN), which you can obtain from our Annuity Contact Center.

We will price any complete transfer request that we receive at the Annuity Contact Center or through our website address before the NYSE closes for regular trading (usually, 3:00 p.m. Central Time) using the Accumulation Unit values next determined at the end of that regular trading session of the NYSE.

And we will price any complete transfer request that we receive at the Annuity Contact Center or through our website after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE.

We reserve the right to suspend, modify or terminate your privilege to make transfers through our website.

E-mail Access. You may e-mail us through our website to request an address change or to inquire about your Contract. Currently, we do not allow transfer requests or withdrawals by e-mail. Please identify your Contract number or social security number in any transaction request or correspondence sent to us by e-mail.

Limitations on Transfers. The following transfers must be requested through standard first-class United States mail and must have an original signature:

•	transfers in excess of $250,000 per Contract, per day, and

•

transfers into and out of the Credit Suisse Trust-Emerging Markets, the Credit Suisse Trust-Global Small Cap, the DWS Global Thematic VIP, the DWS Global Opportunities VIP, the DWS International VIP or the DWS International Select Equity VIP Subaccounts in excess of $50,000, per Contract, per day.

These administrative procedures have been adopted under the Contract to protect the interests of the remaining Contract Owners from the adverse effects of frequent and large transfers into and out of variable annuity Subaccounts that can adversely affect the investment management of the underlying Funds or Portfolios.

We reserve the right to further amend the transfer procedures in the interest of protecting remaining Contract Owners.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

Additional Telephone and Online Access Rules and Conditions. We will employ reasonable procedures to confirm that telephone, e-mail, and website instructions are genuine. Such procedures may include requiring forms of personal identification prior to acting upon any telephone, e-mail, and website instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions and saving e-mail and website instructions received from you. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures that are designed to limit unauthorized use of the telephone, e-mail, and website privileges. Therefore, you bear the risk of loss in the event of a fraudulent telephone, e-mail, and website request.

In order to access our website or our automated customer response system, you will need to obtain a PIN by calling into the Annuity Contact Center. You should protect your PIN, because the automated customer response system will be available to your representative of record and to anyone who provides your PIN. We will not be able to verify that the person providing electronic instructions is you or authorized by you.

We cannot guarantee that our telephone, e-mail, and website services will always be available. For example, our Annuity Contact Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of requests is unusually high, we might not be able to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or correspond in writing to our mailing address.

Transfer requests made by phone, e-mail, or through our website must comply with our transfer provisions stated in this Prospectus. Any transfer requests that are not in compliance with these provisions will not be considered received at our Annuity Contact Center. We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone, e-mail, and website transfer privilege) at any time, for any class of Contracts, for any reason.

Third Party Transfers. If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the authorized asset allocation program. However, we do not offer or participate in any asset allocation program and we take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party’s instructions at any time and may restrict the investment options available for transfer under third party authorizations.

Automatic Account Rebalancing. You may elect to have transfers made automatically among the Subaccounts on an annual, semiannual or quarterly basis so that Contract Value is reallocated to match the percentage allocations in your predefined allocation elections. Transfers under this program are not subject to the $100 minimum transfer limitation. An election to participate in the automatic asset reallocation program must be in writing on our form and returned to us.

7. Policy and Procedures Regarding Disruptive Trading and Market Timing.

Statement of Policy. This Contract is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Contract Owners, for the underlying Portfolios, and for other persons who have material rights under the Contract, such as insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:

•	impeding a Portfolio manager’s ability to sustain an investment objective;

•	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or

•	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Contract Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading in the Contract. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures.

Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Contract Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Contract in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Contract, per day; and

•	transfers in excess of $50,000 per Contract, per day, into or out any of the following Subaccounts:

•	Credit Suisse Trust-Emerging Markets,

•	Credit Suisse Trust-Global Small Cap,

•	DWS Global Thematic VIP,

•	DWS Global Opportunities VIP,

•	DWS International VIP, or

•	DWS International Select Equity VIP.

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail with an original signature. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;

•	limit the total number of transfers;

•	place further limits on the dollar amount that may be transfer;

•	require a minimum period of time between transfers; or

•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restriction in order to discourage market timing and other forms of Disruptive Trading may be limited by provisions of your Contract. As a result, to the extent the provisions of your Contract limit our actions, some Contract Owners may be able to market time through the Contract, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Contract Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Contract to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number, size or frequency of transfers in a given period (except for certain subaccounts listed above where transfers that exceed a certain size are prohibited); or

•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Contract. The actions we take will be based on policies and procedures that we apply uniformly to all Contract Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolios and the policies and procedures we have adopted for the Contract to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, upon written request by a Fund or its designee, we are required to provide the Fund with information about you and your trading activities in and out of one or more Portfolios of the Fund. In addition, a Fund may require us to restrict or prohibit your purchases and exchanges of shares of a specified Portfolio if the Fund identifies you as violating the frequent trading policies established for that Portfolio.

Omnibus Order. Contract Owners and other persons with material rights under the Contract also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying Portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

8. Withdrawals During the Accumulation Period.

You may redeem some or all of the Contract Value minus previous withdrawals and debt, plus or minus any applicable Market Value Adjustment and minus any Withdrawal Charge. Withdrawals will have tax consequences. (See “Federal Tax Considerations.”) A withdrawal of the entire Contract Value is called a surrender.

Partial withdrawals and surrenders are subject to the following:

In any Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of the Contract Value.

See “Contract Charges and Expenses-Withdrawal Charge” for a discussion of charges applicable to partial withdrawals and surrenders.

If Contract Value is allocated to more than one investment option, you must specify the source of the partial withdrawal. If you do not specify the source, we redeem Accumulation Units on a pro rata basis from all investment options in which you have an interest. Accumulation Units attributable to the earliest Contribution Years are redeemed first.

Partial withdrawals are subject to the following:

•	Partial withdrawals are not permitted from the Fixed Account in the first Contract Year.

•	The minimum withdrawal is $100 (before any Market Value Adjustment), or your entire interest in the investment option(s) from which withdrawal is requested.

•	You must leave at least $500 in each investment option from which the withdrawal is requested, unless the total value is withdrawn.

Election to withdraw shall be made in writing to us at the Annuity Contact Center and should be accompanied by the Contract if surrender is requested. Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values, as calculated after we receive the request. The Withdrawal Value attributable to the Subaccounts is paid within seven days after we receive the request. However, we may suspend withdrawals or delay payment:

•	during any period when the New York Stock Exchange is closed,

•	when trading in a Fund or Portfolio is restricted or the SEC determines that an emergency exists, or

•	as the SEC by order may permit.

For withdrawal requests from the MVA Option and the Fixed Account, we may defer any payment for up to six months, as permitted by state law. During the deferral period, we will continue to credit interest at the current Guaranteed Interest Rate for the same Guarantee Period.

Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. (See “Federal Tax Considerations.”)

A participant in the Texas Optional Retirement Program (“ORP”) must obtain a certificate of termination from the participant’s employer before a Contract can be redeemed. The Attorney General of Texas has ruled that participants in the ORP may redeem their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures.

9. Market Value Adjustment.

Any withdrawal, transfer or annuitization of Guarantee Period Values, unless effected within 30 days after a Guarantee Period ends, may be adjusted up or down by a Market Value Adjustment. We calculate and apply the Market Value Adjustment before we calculate and deduct the Withdrawal Charge.

The Market Value Adjustment reflects the relationship between (a) the currently established interest rate (“Current Interest Rate”) for a Guarantee Period equal to the remaining length of the Guarantee Period, rounded to the next higher number of complete years, and (b) the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, the Market Value Adjustment reduces Guarantee Period Value and results in a lower payment. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the Market Value Adjustment increases Guarantee Period Value and results in a higher payment.

MVA Endorsement Adding the MVA Floor. Effective April 1, 2005 (the “Effective Date”), we amended your Contract or certificate by putting a “floor” on the Market Value Adjustment feature and increasing the Guaranteed Interest Rate to 3% on those Guarantee Period Values crediting less than 3%. For this to occur, we issued an endorsement to your Contract or certificate (the “MVA Endorsement”).

The MVA Endorsement enhanced the MVA formula for your Contract by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after the Effective Date to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, regardless of any changes in interest rates, if you withdraw or transfer money from a Guarantee Period before it expires and after the Start Date, the return on your Guarantee Period Value as of the Start Date (before any deductions for Contract charges) will not be less than the Contract’s new minimum Guaranteed Interest Rate of 3% per annum. The Start Date is the later of the Effective Date of the MVA Endorsement or the beginning of a new Guarantee Period.

In applying the MVA formula, each amount allocated to a different Guarantee Period or allocated at different times will be considered separately.

The specific terms of this change to your Contract are described in the MVA Endorsement.

As a result of the issuance of the MVA Endorsement, the interests under the Contract relating to the MVA Option are no longer securities registered under the Securities Act of 1933.

The Market Value Adjustment (MVA) uses this formula:

MVA = GPV ×	(1 + I	)	t/365-1
1 + J

Where:

I is the Guaranteed Interest Rate being credited to the Guarantee Period Value (GPV) subject to the Market Value Adjustment,

J is the Current Interest Rate we declare, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the balance of the Guarantee Period for the Guarantee Period Value subject to the Market Value Adjustment, rounded to the next higher number of complete years, and

t is the number of days remaining in the Guarantee Period.

Any downward Market Value Adjustment is limited by the MVA “floor” described above.

For an illustration of the new “floor” on a downward Market Value Adjustment, as well as an upward Market Value Adjustment, see Appendix A.

10. Guaranteed Death Benefit.

We pay a death benefit to the Beneficiary if any of the following occurs during the Accumulation Period:

•	the Owner, or a joint owner, dies,

•	the Annuitant dies with no living contingent annuitant, or

•	the contingent annuitant dies after the Annuitant.

Each Beneficiary or contingent beneficiary will bear the investment risk (i.e., receive any gains or bear any losses) on investments held in the Subaccounts until the payment of the death benefit. The amount of the death benefit depends on the age of the deceased Owner or Annuitant when the death benefit becomes payable. If the deceased Owner or Annuitant dies before age 91, we will pay the Beneficiary the greatest of the following less debt:

•	Contract Value,

•

Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the deceased’s age 80 or the date of death, plus Purchase Payments minus all withdrawals from age 80 to the date of death, or

•	the greatest anniversary value before death.

The greatest anniversary value equals:

•	the highest of the Contract Values on each Contract anniversary prior to the deceased’s age 81, plus the dollar amount of any Purchase Payments made since that anniversary, minus

•	withdrawals since that anniversary.

We pay Contract Value to the Beneficiary if an Owner or Annuitant dies after age 91. The Owner or Beneficiary (unless the Owner has already elected an Annuity Option), as appropriate, may elect to have all or a part of the death benefit proceeds paid to the Beneficiary under one of the Annuity Options described under “Annuity Options” below. The death benefit must be distributed within five years after the date of death unless an Annuity Option is elected or a surviving spouse elects to continue the Contract in accordance with the provisions described below.

For Non-Qualified Plan Contracts or Individual Retirement Annuities, if the Beneficiary is the Owner’s surviving spouse (or the Annuitant’s surviving spouse if the Owner is not a natural person), the surviving spouse may elect to continue the Contract in lieu of taking a death benefit distribution. The spouse will become the successor Owner of the Contract subject to the following:

•	The Contract Value will be increased to reflect the amount of the death benefit. The difference will be credited to the DWS Money Market VIP Subaccount #1.

•	No Withdrawal Charges will apply on existing values in the Contract. However, Purchase Payments made after the original owner’s death are subject to Withdrawal Charges.

•

Upon the death of the surviving spouse, the death benefit will be calculated from the time that the election to continue the Contract is made. A subsequent spouse of the surviving spouse will not be able to continue the Contract.

The above option is subject to availability of this feature in your state.

As an alternative to the above election, the surviving spouse may elect to continue a Non-Qualified Plan Contract or an Individual Retirement Annuity without receiving the increase in Contract Value attributable to the death benefit. In this case, all rights, benefits and charges under the Contract will continue including any applicable Withdrawal Charges.

CONTRACT CHARGES AND EXPENSES

This section describes the charges and deductions that we make under the Contract to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Contract may result in a profit to us.

We deduct the following charges and expenses:

•	mortality and expense risk charge,

•	administration charge,

•	records maintenance charge,

•	Withdrawal Charge,

•	Guaranteed Retirement Income Benefit Rider Charge, if any

•	transfer charge,

•	investment management fees and other expenses, and

•	applicable state premium taxes.

Subject to certain expense limitations, you indirectly bear investment management fees and other Fund expenses.

A. CHARGES AGAINST THE SEPARATE ACCOUNT.

1. Mortality and Expense Risk Charge.

We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.25% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur. If you annuitize the Contract on a variable basis, we will continue to assess a daily Mortality and Expense Risk Charge at an annual rate of 1.25% against the assets you hold in the Separate Account.

The mortality risk we assume arises from two contractual obligations. First, if you or the Annuitant die before age 91 and before the Annuity Date, we may, in some cases, pay more than Contract Value. (See “Guaranteed Death Benefit”, above.) Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.

We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the Records Maintenance Charge or the administrative cost portion of the daily asset charge.

2. Administration Charge.

We assess each Subaccount a daily administration charge at a rate of .15% per annum. This charge reimburses us for expenses incurred for administering the Contracts. These expenses include Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administration charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular Contract. If you annuitize the Contract on a variable basis, we will continue to assess a daily Administration Charge at an annual rate of 0.15% against the assets you hold in the Separate Account.

3. Records Maintenance Charge.

We deduct an annual Records Maintenance Charge of $30 during the Accumulation Period. The charge is assessed:

•	at the end of each Contract Year,

•	on Contract surrender, and

•	upon annuitization.

However, we do not deduct the Records Maintenance Charge for Contracts with Contract Value of at least $50,000 on the assessment date.

This charge reimburses us for the expenses of establishing and maintaining Contract records. The Records Maintenance Charge reduces the net assets of each Subaccount, Guarantee Period and the Fixed Account.

The Records Maintenance Charge is assessed equally among all investment options in which you have an interest.

4. Withdrawal Charge.

We deduct a Withdrawal Charge to cover Contract sales expenses, including commissions and other promotion and acquisition expenses.

Each Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of the Contract Value.

If you withdraw a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge applies in the first seven Contribution Years following each Purchase Payment as follows:

Contribution Year	Withdrawal Charge
First	7%
Second	6%
Third	5%
Fourth	5%
Fifth	4%
Sixth	3%
Seventh	2%
Eighth and following	0%

Purchase Payments are deemed surrendered in the order in which they were received.

When a withdrawal is requested, you receive a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge, plus the dollar amount sent to you.

Because Contribution Years are based on the date each Purchase Payment is made, you may be subject to a Withdrawal Charge, even though the Contract may have been issued many years earlier. (For additional details, see “Withdrawals During the Accumulation Period.”)

Subject to certain exceptions and state approvals, Withdrawal Charges are not assessed on withdrawals:

•	after you have been confined in a hospital or skilled health care facility for at least 30 days and you remain confined at the time of the request;

•	within 30 days following your discharge from a hospital or skilled health care facility after a confinement of at least 30 days; or

•	if you or the Annuitant become disabled after the Contract is issued and before age 65.

Restrictions and provisions related to the nursing care or hospitalization disability waivers are described in Contract endorsements.

The Withdrawal Charge compensates us for Contract distribution expense. Currently, we anticipate Withdrawal Charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.

The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their seventh Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if you select Annuity Options 2, 3 or 4 or if payments under Annuity Option 1 are scheduled to continue for at least five years. See “The Annuity Period-Annuity Options” for a discussion of the Annuity Options available.

5. Optional Guaranteed Retirement Income Benefit Rider (“GRIB”) Charge.

If you have selected the GRIB Endorsement and it is in force, we will deduct a annual charge of 0.25% of Contract Value for this rider. We deduct a prorata portion of the charge on the last business day of each calendar quarter. This quarterly charge is deducted from each Subaccount, each Guarantee Period and the Fixed Account in which you have value based on the proportion that the value you have in each account bears to your total Contract Value. The rider terminates at the Annuitant’s age 91, and we do not charge for this rider after the Annuitant’s 91st birthday. We do not assess the GRIB Charge after you annuitize your Contract.

6. Transfer Charge.

We currently allow you to make unlimited transfers without charge. We reserve the right to assess a transfer fee of $25 for the thirteenth and each subsequent transfer during a Contract Year.

7. Investment Management Fees and Other Expenses.

Each Fund or Portfolio’s net asset value may reflect the deduction of investment management fees, Rule 12b-1 fees and general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. (See “Summary of Expenses.”) For 2006, total annual investment management fees and expenses for the Funds and Portfolios offered through the Contracts ranged from 0.28% to 1.59% of average daily portfolio assets. Further detail is provided in the attached prospectuses for the Funds or Portfolios and the Portfolios’ or Funds’ statements of additional information.

Redemption Fees. A Fund or Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Fund or Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Fund or Portfolio’s redemption fee, see the Fund or Portfolio prospectus.

8. State and Local Government Premium Taxes.

Certain states and local governments impose a premium tax ranging from 0% to 3.5% of Purchase Payments. If we pay state or local government premium taxes when you annuitize your Contract, we will charge the premium tax payable against your Contract Value (or the GRIB base, if applicable). See “Appendix A-State and Local Government Premium Tax Chart” in the Statement of Additional Information.

9. Exceptions.

We may decrease the mortality and expense risk charge, the administration charge, and the Records Maintenance Charge without notice. However, we guarantee that they will not increase. We bear the risk that those charges will not cover our costs. On the other hand, should the charges exceed our costs, we will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.

We may also reduce or waive charges, including but not limited to, the Records Maintenance Charge, the Withdrawal Charge, and mortality and expense risk and administration charges, for certain sales that may result in cost savings, such as those where we incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures. We may also reduce or waive charges and/or credit additional amounts on Contracts issued to:

•

employees and registered representatives (and their families) of broker-dealers (or their affiliated financial institutions) that have entered into selling group agreements with Investors Brokerage Services, Inc. (“IBS”), and

•

officers, directors and employees (and their families) of KILICO, DWS Investments VIT Funds, and DWS Variable Series I and II, their investment advisers and principal underwriter or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.

Reductions in these charges will not unfairly discriminate against any Owner.

THE ANNUITY PERIOD

Contracts may be annuitized under one of several Annuity Options. Annuity payments begin on the Annuity Date and under the selected Annuity Option. The Annuity Date must be at least one year after the Date of Issue. Subject to state variation, the Annuity Date may not be deferred beyond the later of the Annuitant’s 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or ten years after the Date of Issue. However, annuitization is delayed beyond the Annuity Date if we are making systematic withdrawals based on your life expectancy. In this case, annuitization begins when life expectancy withdrawals are stopped.

You may elect to receive annuity payments on a fixed or variable basis, or a combination. Keep in mind that, on the Annuity Date, any of your Contract Value being held in the Fixed Account or allocated to a Guarantee Period will be annuitized on a fixed basis. (The MVA Option is not available during the Annuity Period.) Any of your Contract Value being held in the Separate Account will be annuitized on a variable basis. If you annuitize on a variable basis, we will assess a daily mortality and expense risk charge and an administration charge at an annual rate of 1.40% against your assets invested in the Separate Account.

1. Annuity Payments.

Annuity payments are based on:

•	the annuity table specified in the Contract,

•	the selected Annuity Option, and

•	the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit’s value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly. If you annuitize under Option 1 for a period of less than 5 years, your annuity payments will be subject to a Withdrawal Charge. (For additional details, see “Withdrawal Charge.”)

2. Annuity Options.

You may elect one of the Contract’s Annuity Options. You may decide at any time (subject to the provisions of any applicable retirement plan and state variations) to begin annuity payments before the

Annuitant’s 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or within ten years after the Date of Issue, whichever is later. You may change the Annuity Option before the Annuity Date. If no other Annuity Option is elected, monthly annuity payments are made in accordance with Option 3 below with a ten year period certain. Generally, annuity payments are made in monthly installments. However, we may make a lump sum payment if the first monthly payment is less than $20. In this case, we may change the frequency of payments to quarterly, semiannual or annual intervals so that the initial payment is at least $20.

The amount of periodic annuity payments may depend upon:

•	the Annuity Option selected;

•	the age and sex of the Annuitant; and

•	the investment experience of the selected Subaccount(s).

For example:

•	If Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

•	If Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

•	If Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.

•	If Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

The age of the Annuitant also influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. The sex of the Annuitant influences the amount of periodic payments because females generally live longer than males, resulting in smaller payments. Finally, if you participate in a Subaccount with higher investment performance, it is likely you will receive a higher periodic payment, and conversely, you will likely receive a lower periodic payment if you participate in Subaccounts with lower investment performance.

If you die before the Annuity Date, available Annuity Options are limited. Unless you have imposed restrictions, the Annuity Options available are:

•	Option 2, or

•	Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than five years from your death).

If the Beneficiary is not an individual, the entire interest must be distributed within five years of your death. The death benefit distribution must begin no later than one year from your death, unless a later date is prescribed by federal regulation.

For Qualified Plan Contracts, the period certain elected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

Option 1—Income for Specified Period.

Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the Annuitant’s death, if the Beneficiary is an individual, we automatically continue payments to the Beneficiary for the remainder of the period specified. If the Beneficiary is not an individual (e.g., an estate or trust), we pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, we continue to deduct the mortality and expense risk and administration charge.

If you elect variable annuitization under Option 1, the Annuitant may elect to cancel all or part of the variable annuity payments remaining due. We will then pay the discounted value of the remaining payments.

Option 2—Life Income.

Option 2 provides for an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant’s death without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

Option 3—Life Income with Installments Guaranteed.

Option 3 provides an annuity payable monthly during the Annuitant’s lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified may be five, ten, fifteen or twenty years. If the Beneficiary is not an individual, we pay the discounted value of the remaining payments in the specified period.

Option 4—Joint and Survivor Annuity.

Option 4 provides an annuity payable monthly while either Annuitant is living. Upon either Annuitant’s death, the monthly income payable continues over the life of the surviving Annuitant at a percentage specified when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving Annuitant’s death without regard to the number or total amount of payments received.

3. Transfers During the Annuity Period.

During the Annuity Period, the Annuitant may, by written request, transfer Subaccount Value from one Subaccount to another Subaccount or to the Fixed Account, subject to the following limitations:

•	Transfers to a Subaccount are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

•	All interest in a Subaccount must be transferred.

•	If we receive notice of transfer to a Subaccount more than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.

•	If we receive notice of transfer to a Subaccount less than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.

•	Transfers to the Fixed Account are available only on an anniversary of the first Annuity Date. We must receive notice at least 30 days prior to the anniversary.

•	Transfers are not allowed from the Fixed Account to the Subaccounts.

A Subaccount’s Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

A payee may not have more than three Subaccounts after any transfer.

4. Annuity Unit Value Under Variable Annuity.

Annuity Unit value is determined independently for each Subaccount.

Annuity Unit value for any Valuation Period is:

•	Annuity Unit value for the preceding Valuation Period, times

•	the net investment factor for the current Valuation Period, times

•	an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract’s annuity tables.

The net investment factor for a Subaccount for any Valuation Period is:

•	the Subaccount’s Annuity Unit value at the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved; divided by

•	the Subaccount’s Annuity Unit value at the end of the preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

5. First Periodic Payment Under Variable Annuity.

When annuity payments begin, the value of your Contract interest is:

•	Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due, times

•	the number of Accumulation Units credited at the end of the Valuation Period, minus

•	any applicable premium taxes and Withdrawal Charges.

The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value (or GRIB base, if applicable), after the deduction of any Withdrawal Charges and any premium taxes from Contract Value (or the GRIB base, if applicable).

A 2.5% per annum rate of investment earnings is assumed by the Contract’s annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease.

6. Subsequent Periodic Payments Under Variable Annuity.

Subsequent annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

7. Fixed Annuity Payments.

Each Fixed Annuity payment is determined from tables we prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.

8. Death Benefit Proceeds.

If the Annuitant dies after the Annuity Date while the Contract is in force, the death benefit proceeds, if any, depend upon the form of annuity payment in effect at the time of death. (See “Annuity Options.”)

FEDERAL TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws.

We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money—generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

If you invest in a variable annuity as part of an IRA, Roth IRA, SIMPLE IRA or SEP IRA program, or in connection with a qualified employer-sponsored pension or profit sharing plan or eligible deferred compensation plan, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s accumulation value generally will be treated as a distribution.) When annuity payments begin on a Non-Qualified Contract, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the annuitant reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

A. Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the Purchase Payments or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the owner’s investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

•	made on or after the death of an owner;

•	attributable to the taxpayer’s becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

If the Contract includes the Guaranteed Retirement Income Benefit Endorsement the Guaranteed Retirement Income Benefit Endorsement (the “GRIB Endorsement”), and the Guaranteed Retirement Income Base is greater than the Contract Value, it is possible that the income on the Contract could be a greater amount than would otherwise be the case. This could result in a larger amount being included in connection with a partial withdrawal, assignment, pledge, or other transfer.

There is also some uncertainty regarding the treatment of the market value adjustment for purposes of determining the income on the Contract. This uncertainty could result in the income on the Contract being a greater (or lesser) amount.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.

With respect to a Contract issued with the GRIB Endorsement, the annuitant may elect to receive a lump sum payment after the Annuity Date. In the case of a Non-Qualified Plan Contract, the Company will treat a portion of such a lump sum payment as includible in income, and will determine the taxable portion of subsequent periodic payments by applying an exclusion ratio to the periodic payments. However, the Federal income tax treatment of such a lump sum payment, and of the periodic payments made thereafter, is uncertain. It is possible the Internal Revenue Service (“IRS”) could take a position that greater amounts are includible in income than the Company currently believes is the case. Prior to electing a lump sum payment after the Annuity Date, you should consult a tax adviser about the tax implications of making such an election.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than an owner, the selection of certain annuity start dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Separate Account Charges. It is possible that the IRS may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax adviser prior to selecting any rider or endorsement under the Contract.

B. Taxation of Qualified Contracts

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

1. Qualified Plan Types

Individual Retirement Annuities (IRAs). IRAs, as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of $4,000 for 2006 ($5,000 if age 50 or older by the end of 2007) or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The IRS has reviewed the Contract and its traditional IRA and SIMPLE IRA riders and has issued an opinion letter approving the form of the Contract and the riders for use as a traditional IRA and a SIMPLE IRA.

SIMPLE IRAs. Simple IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a limit specified in the Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs. Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA up to a limit specified in the Code or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same.

SEP IRAs. SEP IRAs, as described in Tax Code section 408(k), permit employers to make contributions to IRAs on behalf of their employees. SEP IRAs generally are subject to the same tax rules and limitations regarding distributions as IRAs, and they are subject to additional requirements regarding plan participation and limits on contributions.

Corporate and Self-Employed (“H.R. 10” and “Keogh”) Pension and Profit-Sharing Plans. The Code permits corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh”, permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from taxable gross income. These annuity contracts are commonly referred to as “tax-sheltered annuities”. If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the Contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless you also purchase a life insurance contract as part of your tax-sheltered annuity plan.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

•	earnings on those contributions, and

•	earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Code Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Code Section 403(b)(7) custodial account.) Additional restrictions may be imposed by the plan sponsor.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes unless it meets certain conditions set forth in the Code. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. Direct Rollovers

If the Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Code Section 457(b), any “eligible rollover distribution” from the Contract will be subject to “direct rollover” and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

•	Hardship distributions

•	minimum distributions required under Section 401(a)(9) of the Code, and

•	certain distributions for life, life expectancy, or for ten years or more which are part of a “series of substantially equal periodic payments.”

Under these requirements, Federal income tax equal to 20% of the taxable eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

C. Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Tax Code requires that the investments of each investment division of the variable account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying portfolio assets of the variable account.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the Contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the annuitant notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

If you purchased a Qualified Plan Contract with a GRIB Rider and elect to receive a lump sum payment of a portion of the annuity income payments, it is possible that the remaining annuity income payments will not satisfy the minimum distribution requirements. You should consult a tax adviser about the implications under the minimum distribution requirements of taking a lump sum payment under the GRIB Endorsement.

Due to recent regulatory developments, we must include the value of your enhanced death benefit or the GRIB Rider in the calculation of your required minimum distribution. As a result of this new calculation, your required minimum distribution may be significant, and the fair market value of your Contract, as reported on Form 5498, may exceed the Contract Value. However, only the Contract Value is available to you for withdrawals. You should consult a tax adviser for more information about these distribution rules.

D. Other Tax Issues

Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the owner’s tax status. The owner will be provided the opportunity to elect to not have tax withheld from distributions other than eligible rollover distributions.

E. Our Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the variable account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the subaccounts of the variable account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

F. Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. You should consult an estate planning adviser for more information.

G. Generation-Skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

H. Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States Life Insurance Company is U.S.-source income that is generally subject to United States Federal income tax.

I. Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

J. Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

K. Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

DISTRIBUTION OF CONTRACTS

Distribution and Principal Underwriting Agreement. We entered into a principal underwriting agreement with Investors Brokerage Services, Inc. (“IBS”), 1707 North Randall Road, Suite 310, Elgin, IL 60123-9409, for the sale of the Contracts. IBS is a wholly-owned subsidiary of Protective Life Insurance Company. IBS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. IBS is a member of the Securities Investor Protection Corporation. In addition, we entered into a distribution agreement with DWS Scudder Distributors, Inc., for the distribution of the Contracts, under which we paid DWS Scudder Distributors, Inc., a wholesaling allowance for certain expenses it incurred in relation to the support services it provided. The distribution agreement with DWS Scudder Distributors, Inc., was terminated effective December 31, 2006.

Compensation to Broker-Dealers Selling the Contracts. The Contracts were offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with IBS. We pay commissions directly to the selling firms for their past sales of the Contracts. The Contracts are no longer offered for sale to the public.

The selling firms who have selling agreements with IBS are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 6.75% of Purchase Payments, plus a trail commission option of up to 1.00% of new Purchase Payments paid quarterly on premiums that have been in the Contract for at least twelve months. With respect to Contracts issued on or after April 20, 2000 with the GRIB Endorsement, annuitization compensation of 2% is paid on Contracts that are seven years old or older and that are annuitized for a period of five or more years. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase and annuitization of a Contract.

Special Compensation Paid to the Principal Underwriter and Wholesalers. We pay no compensation to IBS in its role as principal underwriter for the Contracts. Prior to terminating our distribution agreement with DWS Scudder Distributors, Inc., effective December 31, 2006, we paid DWS Scudder Distributors, Inc., a wholesaling allowance in connection with its marketing support to the broker-dealer firms that do the actual selling. For example, marketing support may include providing sales support and training for sales representatives who sell the Contracts.

Additional Compensation Paid to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Contracts in their marketing programs based on past or anticipated sales of the Contracts and other criteria in order to receive enhanced marketing services and increased access to their sales representatives. In addition to access to their distribution network, such selling firms may receive separate compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

We have entered into such “preferred product” arrangements with the following selling firms: AG Edwards; CSN Insurance Agency; Compass Bancshares Insurance Agency, FL; Compass Brokerage Inc.; PFIC; ABN AMRO; WM Financial Services, Inc.; Michigan National Bank; and Standard Investment Services.

The amounts paid during 2006 to such selling firms under such arrangements ranged from 25 to 75 basis points of Contract Value, equivalent to from $25.00 to $75.00 on a $10,000 investment. These payments are designed to specially encourage the sale of the Contract by such selling firms.

During the last fiscal year, we paid the following selling firms the amounts shown below in addition to sales commissions.

Name of Firm and Principal Business Address	Aggregate Amount Paid During Last Fiscal Year
AG Edwards 1 North Jefferson Suite 960 St. Louis, Missouri 63103	$38,024.46

WM Financial Services, Inc. 17872 Gillette, 4th Floor Irvine, CA 92614	$60,122.76

No specific charge is assessed directly to Contract Owners or the Separate Account to cover commissions and other incentives or payments we pay in connection with the distribution of the Contracts. However, we intend to recoup commissions and other sales expenses and incentives we pay through the fees and charges we deduct under the Contract and through other corporate revenue.

You should be aware that any selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. As such, they may be inclined to favor or disfavor one product over another due to differing rates of compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Contracts.

VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote.

A Fund is not required to hold annual shareholders’ meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund or Portfolio based upon the Owner’s proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the Annuitant entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants’ voting rights decrease as Annuity Units decrease.

REPORTS TO CONTRACT OWNERS AND INQUIRIES

After each Contract anniversary, we send you a statement showing amounts credited to each Subaccount, to the Fixed Account option and to the Guarantee Period Value. In addition, if you transfer amounts among the investment options or make additional payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Funds or Portfolios that correspond to the Subaccounts in which you invest and a list of the securities held by that Fund or Portfolio.

You may direct inquiries to the selling agent or may contact the Annuity Contact Center.

DOLLAR COST AVERAGING

Under our Dollar Cost Averaging program, a predesignated portion of Subaccount Value is automatically transferred monthly, quarterly, semiannually or annually for a specified duration to other Subaccounts, Guarantee Periods and the Fixed Account. The DCA theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase of the selected Subaccounts. There is no guarantee that DCA will produce that result. There is currently no charge for this service. The Dollar Cost Averaging program is available only during the Accumulation Period. You may also elect transfers from the Fixed Account on a monthly or quarterly basis for a minimum duration of one year. You may enroll any time by completing our Dollar Cost Averaging form. Transfers are made based on the date you specify. We must receive the enrollment form at least five business days before the transfer date.

The minimum transfer amount is $100 per Subaccount, Guarantee Period or Fixed Account. The total Contract Value in an account at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

•	the number of designated monthly transfers has been completed,

•	Contract Value in the transferring account is insufficient to complete the next transfer (the remaining amount is transferred),

•	we receive the Owner’s written termination at least five business days before the next transfer date, or

•	the Contract is surrendered or annuitized.

If the Fixed Account balance is at least $10,000, you may elect automatic calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts or Guarantee Periods. You may enroll in this program any time by completing our Dollar Cost Averaging form. Transfers are made within five business days of the end of the calendar quarter. We must receive the enrollment form at least ten days before the end of the calendar quarter.

Dollar Cost Averaging is not available during the Annuity Period.

SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan (“SWP”) allowing you to pre-authorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts, or amounts based on your life expectancy, from the Fixed Account, or from any of the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. The SWP is available when you request a minimum $100 periodic payment. A Market Value Adjustment applies to any withdrawals under the SWP from a Guarantee Period, unless effected within 30 days after the Guarantee Period ends. SWP withdrawals from the Fixed Account are not available in the first Contract Year and are limited to the amount not subject to Withdrawal Charges. If the amounts distributed under the SWP from the Subaccounts or Guarantee Periods exceed the free withdrawal amount, the Withdrawal Charge is applied on any amounts exceeding the free withdrawal amount. Withdrawals taken under the SWP may be subject to the 10% tax penalty on early withdrawals and to income taxes and withholding. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give 30 days’ notice if we amend the SWP. The SWP may be terminated at any time by you or us.

EXPERTS

The balance sheets of Kemper Investors Life Insurance Company as of December 31, 2006 and 2005, and the related audited statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period then ended, and the audited statements of assets, liabilities and contract owners’ equity of the KILICO Variable Annuity Separate Account as of December 31, 2006, and the related statements of operations and changes in contract owners’ equity for the periods indicated, are incorporated in this Prospectus by reference to the Statement of Additional Information. Both documents have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL PROCEEDINGS

KILICO has been named as defendant in certain lawsuits incidental to our insurance business. Based upon the advice of legal counsel, our management believes that the resolution of these various lawsuits will not result in any material adverse effect on our consolidated financial position.

FINANCIAL STATEMENTS

The financial statements of KILICO and the Separate Account are set forth in the Statement of Additional Information. The financial statements of KILICO should be considered primarily as bearing on our ability to meet our obligations under the Contracts. The Contracts are not entitled to participate in our earnings, dividends or surplus.

CONTRACTS ISSUED BEFORE NOVEMBER 12, 2001

Guaranteed Retirement Income Benefit: General

Guaranteed Retirement Income Benefit (“GRIB”) was an optional Contract benefit available under Contracts issued before November 12, 2001. GRIB is not offered on Contracts issued on or after November 12, 2001. We reserve the right to begin offering GRIB at any time.

GRIB provides a minimum fixed annuity guaranteed lifetime income to the Annuitant as described below. GRIB may be exercised only within 30 days after the seventh or later Contract anniversary. We will not accept requests to exercise the GRIB option outside of this 30-day window. In addition, GRIB must be exercised between the Annuitant’s 60th and 91st birthdays. However, if the Annuitant is age 44 or younger on the Date of Issue, GRIB may be exercised after the Contract’s 15th Anniversary, even though the Annuitant is not yet 60 years old. GRIB may not be appropriate for Annuitants age 80 and older. State premium taxes may be assessed when you exercise GRIB.

If you elected GRIB, the charge is 0.25% of Contract Value. We deduct a pro rata portion of the charge from each Subaccount, each Guarantee Period and the Fixed Account in which you have value on the last business day of each calendar quarter. We no longer charge for GRIB after the Annuitant’s 91st birthday. We do not assess the GRIB charge after you annuitize. The GRIB charge is in addition to the Contract fees and expenses appearing in the “Summary of Expenses”. You may cancel the GRIB rider at any time by written notice to us. Once discontinued, GRIB may not be elected again. Since any guaranteed benefits under GRIB will be lost, you should carefully consider your decision to cancel GRIB.

GRIB only applies to the determination of income payments upon annuitization in the circumstances described in this section of the Prospectus. It is not a guarantee of Contract Value or performance. This benefit does not enhance the amounts paid in partial withdrawals, surrenders, or death benefits. If you surrender your Contract, you will not receive any benefit under this optional benefit.

Annuity Payments with GRIB

Annuity payments are based on the greater of:

•	the income provided by applying the GRIB base to the guaranteed annuity factors, and

•	the income provided by applying the Contract Value to the current annuity factors.

The GRIB base is the greatest of:

•	Contract Value,

•

Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the Annuitant’s age 80 or the GRIB exercise date plus Purchase Payments minus all withdrawals from age 80 to the GRIB exercise date, and

•	the greatest anniversary value before the exercise date.

The greatest anniversary value equals:

•	the highest of the Contract Values on each Contract anniversary prior to the Annuitant’s age 81, plus

•	the dollar amount of any Purchase Payments made since that anniversary, minus

•	withdrawals since that anniversary.

The guaranteed annuity factors are based on the 1983a table projected using projection scale G, with interest at 2.5% (the “Annuity 2000” table). However, if GRIB is exercised on or after the 10th Contract anniversary, interest at 3.5% is assumed. Contracts issued in the state of Montana or in connection with certain employer-sponsored employee benefit plans are required to use unisex annuity factors. In such cases, the guaranteed annuity factors will be based on unisex rates.

Because GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided under the regular provisions of the Contract. If the regular annuitization provisions would provide a greater benefit than GRIB, the greater amount will be paid.

GRIB is paid for the life of a single Annuitant or the lifetimes of two Annuitants. If paid for the life of a single Annuitant, GRIB is paid in the amount determined above. If paid for the lifetimes of two Annuitants, GRIB is paid in the amount determined above, but the age of the older Annuitant is used to determine the GRIB base.

If you elect GRIB payable for the life of a single Annuitant, you may elect a period certain of 5, 10, 15, or 20 years. If the Annuitant dies before GRIB has been paid for the period elected, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.5% interest rate and paid in a lump sum.

If you elect GRIB payable for the lifetimes of two Annuitants, the period certain is 25 years. The full GRIB is payable as long as at least one of the two Annuitants is alive, but for no less than 25 years. If both Annuitants die before GRIB has been paid for 25 years, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.5% interest rate and paid in a lump sum.

For Qualified Plan Contracts, the period certain elected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

GRIB payments are also available on a quarterly, semi-annual or annual basis. We may make other annuity options available.

We may deduct premium taxes at the time of annuitization from Contract Value (or from the GRIB base, if applicable).

Commutable Annuitization Option

If you purchased your Contract on or after May 1, 2000, and you exercise the GRIB option to receive guaranteed benefits, you may elect to have payments made under a commutable annuitization option. Under the commutable annuitization option, partial lump sum payments are permitted, subject to the following requirements:

•	At the time you exercise the GRIB option, you must elect the commutable annuitization option in order to be eligible for the lump sum payments.

•

Lump sum payments are available only during the period certain applicable under the payout option you elected. For example, lump sum payments can be elected only during the 5, 10, 15, or 20 year certain period that applies to the payout.

•	Lump sum payments are available once in each calendar year and may not be elected until one year after annuitization has started.

•

The Annuitant may elect to receive a partial lump sum payment of the present value of the remaining payments in the period certain subject to the restrictions described below. If a partial lump sum payment is elected, the remaining payments in the period certain will be reduced based on the ratio of the amount of the partial withdrawal to the amount of the present value of the remaining installments in the period certain prior to the withdrawal. If the Annuitant is still living after the period certain is over, the Annuitant will begin receiving the original annuitization payment amount again.

•

Each time that a partial lump sum payment is made, we will determine the percentage that the payment represents of the present value of the remaining installments in the period certain. For Non-Qualified Plan Contracts, the sum of these percentages over the life of the Contract cannot exceed 75%. For Qualified Plan Contracts, partial lump sum payments of up to 100% of the present value of the remaining installments in the period certain may be made.

•

In determining the amount of the lump sum payment that is available, the present value of the remaining installments in the period certain will be calculated based on an interest rate equal to the GRIB annuity factor interest rate (3.5% if GRIB was exercised on or after the 10th Contract anniversary; 2.5% if exercised before that date) plus an interest rate adjustment. The interest rate adjustment is equal to the following:

Number of years remaining in the period certain	Interest rate Adjustment
15 or more years	1.00%
10-14 years	1.50%
less than 10 years	2.00%

Effect of Death of Owner or Annuitant on GRIB

The GRIB terminates upon the death of the Owner or the Annuitant (if the Owner is not a natural person) unless the Owner’s or Annuitant’s surviving spouse elects to continue the Contract as described in “Guaranteed Death Benefit” Section above. A spouse may continue only a Non-Qualified Plan Contract or an Individual Retirement Annuity.

If the spouse elects to continue the Contract as the new Owner and receive any increase in Contract Value attributable to the death benefit, the GRIB is modified as follows:

The GRIB base is calculated from the time the election to continue the Contract is made. GRIB may not be exercised or canceled prior to the seventh Contract Year anniversary date following the spouse’s election to continue the Contract. However, we will waive all other age restrictions that would apply to exercising GRIB. The spouse may also elect to discontinue GRIB within 30 days of the date the election to continue the Contract is made.

If the spouse elects to continue the Contract without receiving any increase in Contract Value attributable to the death benefit, all rights, benefits and charges under the Contract, including the GRIB charge and the right to exercise GRIB based on the existing exercise period, will continue unchanged.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

The SAI contains additional information about the Contract and the Separate Account. You can obtain the SAI (at no cost) by contacting us at the Annuity Contact Center. Please read the SAI in conjunction with this Prospectus. The following is the Table of Contents for the SAI.

APPENDIX A

ILLUSTRATION OF THE NEW “FLOOR” ON THE DOWNWARD MVA

Purchase Payment	$40,000
Guarantee Period	5 Years
Guaranteed Interest Rate	5% Annual Effective Rate

The following examples illustrate how the new “floor” on a downward MVA may affect the values of your Contract upon a withdrawal. In these examples, the Guarantee Period starts on the Effective Date of the MVA Endorsement (i.e., the Start Date); a withdrawal occurs one year after the Start Date. The MVA operates in a similar manner for transfers. No Withdrawal Charge applies to transfers.

The Guarantee Period Value for this $40,000.00 Purchase Payment is $51,051.26 at the end of the five-year Guarantee Period. After one year, when the first withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

A downward MVA results from a full or partial withdrawal that occurs when interest rates have increased. Assume in this example that, one year after the Purchase Payment, we are crediting 6.5% for a four-year Guarantee Period.

In this example, the MVA will be based on the hypothetical interest rate we are crediting at the time of the withdrawal on new money allocated to a Guarantee Period with a duration equal to the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period, so the hypothetical crediting rate for a four-year Guarantee Period will be used (6.5%). These examples also show how the Withdrawal Charge (if any) would be calculated separately after the MVA.

Note: We declare interest rates on the MVA Options at our sole discretion. The interest rates used in this example are hypothetical and do not reflect current interest rates being credited by KILICO, and they do not represent any future intentions of KILICO regarding future interest crediting rates.

Example of Full Withdrawal

Upon a full withdrawal, the market value adjustment factor would be:

–.0551589* =	(1 + .05)	[4]	– 1
1 + .065
*	Actual calculation utilizes 10 decimal places.

Before the MVA Endorsement was added to your Contract:

The MVA would result in a reduction of $2,195.57 from the Guarantee Period Value:

-$2,195.57 = -.0551589 ×	$42,000.00
(1– -.0551589)

The Market Adjusted Value after applying the MVA without the floor would have been:

$39,804.43 = $42,000.00 - $2,195.57

After the MVA Endorsement is added to your Contract:

The downward MVA is subject to a “floor” so that the downward MVA can remove only interest credited in excess of 3% on the Guarantee Period Value from the Start Date. The “floor” in this example is calculated as:

-$800.00 = $40,000.00 x (1 + .03) - $40,000.00 x (1 + .05)

The Market Adjusted Value after applying the floored downward MVA would be:

$41,200.00 = $42,000.00 - $800.00

A Withdrawal Charge of 6% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Contract Value is not subject to a Withdrawal Charge.

The Withdrawal Charge on a full withdrawal is:

$2,148.00 = ($40,000.00 - (.10 x $42,000.00)) x .06

Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

$39,052.00 = $41,200.00 - $2,148.00

Example of Partial Withdrawal of 50% of Guarantee Period Value

If instead of a full withdrawal, assume that 50% of the Guarantee Period Value was withdrawn from the contract (partial withdrawal of 50%) after the first year.

Before the MVA Endorsement was added to your Contract:

If the original MVA formula were applied to a 50% partial withdrawal, the MVA would result in the following reduction:

-$1,097.78 = 50% x - $2,195.57

The Market Adjusted Value after applying the MVA without the floor would have been:

$19,902.22 = $21,000.00 - $1,097.78

After the MVA Endorsement is added to your Contract:

After the MVA Endorsement is added to your contract, the downward MVA is subject to the floor of -$800.00 described above. In this example, this means that only the interest credited on the entire Guarantee Period Value for the one-year period between the Start Date and the date of withdrawal that was in excess of 3% (i.e., the difference between 5% interest and 3% interest) can be removed at the time of the partial withdrawal. The partial withdrawal will have the impact of reducing the return, to date, in the Guarantee Period to the minimum guaranteed interest rate of 3% per annum.

The Market Adjusted Value after applying the floored downward MVA would be:

$20,200.00 = $21,000.00 - $800.00

A Withdrawal Charge of 6% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Contract Value is not subject to a Withdrawal Charge.

$888.00 = ($19,000.00 – (.10 x $42,000.00)) x .06

Thus, the amount payable, net of Withdrawal Charges, on this partial withdrawal after the application of the MVA floor would be:

$19,312.00 = $20,200.00 - $888.00

Example of a Second Withdrawal of the Remaining Guarantee Period Value

Assume that the owner took a second withdrawal of the remaining balance after the second year and the hypothetical crediting rate for a three-year Guarantee Period was 6.5% at that time.

After the second year, the Guaranteed Period Value ($21,000) would have been credited with 5% interest and would have increased by $1,050 to $22,050.

Upon a full withdrawal, the market value adjustment factor would be:

–.041661195* =	(1 + .05)	[3]	– 1
1 + .065

Before the MVA Endorsement was added to your Contract:

The MVA would result in a reduction of $881.89 from the Guarantee Period Value:

-$881.89 = -.041661195 x $22,050.00 / (1 – -.041661195)

The Market Adjusted Value after applying the MVA without the floor would have been:

$21,168.11 = $22,050.00 - $881.89

After the MVA Endorsement is added to your Contract:

The downward MVA is subject to a “floor” discussed above. In this example, the downward MVA can remove only interest credited in excess of 3% (i.e., the difference between 5% interest and 3% interest) on the remaining Guarantee Period Value for the one-year period from the time of the prior withdrawal. The “floor” in this example is calculated as:

-$420.00 = $21,000.00 x (1 + .03) - $21,000.00 x (1 + .05)

The Market Adjusted Value after applying the floored downward MVA would be:

$21,630.00 = $22,050.00 - $420.00

A Withdrawal Charge of 5% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, 10% of the Contract Value is not subject to a Withdrawal Charge.

The Withdrawal Charge is thus:

$939.75 = ($21,000.00 - (.10 x $22,050.00)) x .05

Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

$20,690.25 = $21,630.00 - $939.75

ILLUSTRATION OF AN UPWARD MARKET VALUE ADJUSTMENT

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and we are then crediting 4% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

+.0390198 =	(1 + .05)	[4]	– 1
1 + .04

The Market Value Adjustment is an increase of $1638.83 to the Guarantee Period Value:

$1,638.83 = $42,000.00 x .0390198

The Market Adjusted Value would be:

$43,638.83 = $42,000.00 + $1,638.83

A Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the Contract Value, as there were no prior withdrawals:

$2,366.33 = ($43,638.83 - .10 x 42,000) x .06

Thus, the amount payable on withdrawal would be:

$41,272.50 = $43,638.83 - $2,366.33

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

$819.42 = $21,000.00 x .0390198

The Market Adjusted Value of $21,000.00 would be:

$21,819.42 = $21,000.00 + $819.42

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

$1,057.17 = ($21,819.42 - .1 x $42,000) x .06

Thus, the amount payable, net of Withdrawal Charges, on this partial withdrawal would be:

$20,762.25 = $21,819.42 - $1,057.17

Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

APPENDIX B

KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED

AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA

DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities (IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRAs). Further information can be obtained from Kemper Investors Life Insurance Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, Individual Retirement Arrangements (IRAs).

This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

Please note that the information contained herein is based on current Federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from Federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA or Roth IRA, whichever is applicable.

A. REVOCATION

Within seven days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, write the Annuity Contact Center.

Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

B. STATUTORY REQUIREMENTS

This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

2. The Contract must be nontransferable by the owner.

3. The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date)(see “Required Distributions”). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of Section 401(a) of the Code, do not apply to Roth IRAs.

If you die before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see “Rollovers and Direct Transfers”), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as “qualified employee benefit plans”). Tax-free rollovers can be made from a SIMPLE IRA or to a SIMPLE Individual Retirement Account under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAs

1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catchup” contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $3,000 for 2002 through 2004, $4,000 for 2005 through 2007, and $5,000 for 2008. After 2008, the limit is indexed annually in $500 increments, except as otherwise provided by law. An individual who has attained age 50 may make additional “catch-up” IRA contributions. The maximum annual contribution limit for the individual is increased by $500 for 2002 through 2005, and $1,000 for 2006 and thereafter, except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans are compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance are compensation.

2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse’s IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $6,000 for the year.

3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

a. the maximum annual contribution, or

b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses’ IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows:

Joint Returns

Taxable year beginning in:	Phase-out range
2003	$60,000–$ 70,000
2004	$65,000–$ 75,000
2005	$70,000–$ 80,000
2006	$75,000–$ 85,000
2007 and thereafter	$80,000–$100,000

Single Taxpayers

Taxable year beginning in:	Phase-out range
2003	$40,000–$50,000
2004	$45,000–$55,000
2005 and thereafter	$50,000–$60,000

The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer-sponsored plan, but your spouse is, the amount of the deductible IRA contribution is phased out for adjusted gross income between $150,000 and $160,000.

To designate a contribution as nondeductible, you must file IRS Form 8606, Nondeductible IRAs. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

5. Contributions to your IRA for a year can be made at any time up to April 15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

7. For tax years beginning January 1, 2007, a taxpayer may qualify for a tax credit for contributions to an IRA, depending on the taxpayer’s adjusted gross income.

E. SEP IRAs

1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $40,000 (indexed for cost-of-living increases beginning after 2002) or 25% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

F. SIMPLE IRAs

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After 2005, the limit is indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $200,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint life expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary, determined as set forth in applicable federal income tax regulations.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAs

1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an “IRA” are to an “individual retirement plan,” within the meaning of Section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here.

2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract. The Company reserves the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a “qualified distribution,” as described to you in section L, below.

4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the owner is alive. However, after the death of a Roth IRA owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAs

1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the “contribution limit”) generally is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catchup” contributions for certain individuals age 50 and older (as discussed in section D, above).

The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

•	the excess of (i) your adjusted gross income for the taxable year, over (ii) the “applicable dollar amount,” bears to $15,000 (or $10,000 if you are married).

For this purpose, “adjusted gross income” is determined in accordance with Section 219(8)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the “applicable dollar amount” is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

A “qualified rollover contribution” (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAs

1. Rollovers and Transfers—A rollover may be made to a Roth IRA only if it is a “qualified rollover contribution.” A “qualified rollover contribution” is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax-free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. Taxation of Rollovers and Transfers to Roth IRAs—A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code Section 72(t) (relating to the 10% penalty tax on premature distributions) will generally not apply unless the amounts rolled over or transferred are withdrawn within the five-year period beginning with the taxable year in which such contribution was made.

3. Transfers of Excess IRA Contributions to Roth IRAs—If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. Taxation of Conversions of IRAs to Roth IRAs—All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA’s value in gross income, as described above.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF “NONQUALIFIED DISTRIBUTIONS”). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. Separate Roth IRAs—Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAs

1. Qualified Distributions—Any “qualified distribution” from a Roth IRA is excludible from gross income. A “qualified distribution” is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain age 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a “qualified special purpose distribution” (i.e., a qualified first-time homebuyer distribution under Section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. Nonqualified Distributions—A distribution from a Roth IRA which is not a qualified distribution is taxed under Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first two years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply generally:

1. To amounts that are rolled over or transferred tax-free;

2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

We will provide you with any reports required by the Internal Revenue Service.

R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

If contributions to the Contract are made by other than rollover contributions and direct transfers, the following information based on the charts shown on the next pages, which assumes you were to make a level contribution to the fixed account at the beginning of each year of $1,000 must be completed prior to your signing the enrollment application.

End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

*	Includes applicable withdrawal charges as described in Item T below.

If contributions to the Contract are made by rollover contributions and/or direct transfers, the following information, based on the charts shown on the next page, and all of which assumes you make one contribution to the fixed account of $1,000 at the beginning of this year, must be completed prior to your signing the enrollment application.

End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

*	Includes applicable withdrawal charges as described in Item T below.

T. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

1. If on the enrollment application you indicated an allocation to a Subaccount or if you transfer Contract Value to a Subaccount, a daily charge of an amount which will equal an aggregate of 1.40% per annum will be assessed against Separate Account Value.

2. An annual records maintenance charge of $30.00 will be assessed ratably each quarter against the Separate Account, Fixed Account and Guarantee Periods.

3. Withdrawal (early annuitization) charges will be assessed based on the years elapsed since the Purchase Payments (in a given Contract Year) were received by KILICO; under one year, 7%; over one to two years, 6%; over two to three years, 5%; over three to four years, 5%; over four to five years, 4%; over five to six years, 3%; over six to seven years, 2%; over seven years and thereafter, 0%.

4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading “Accumulation Unit Value.”

5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3 % GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$937.00	14	$16,798.32	27	$40,421.63	40	$75,113.26
2	1,913.00	15	18,310.91	28	42,642.92	41	78,375.30
3	2,928.90	16	19,868.88	29	44,930.85	42	81,735.20
4	3,976.63	17	21,473.59	30	47,287.42	43	85,195.89
5	5,066.14	18	23,126.44	31	49,714.68	44	88,760.41
6	6,198.41	19	24,828.87	32	52,214.76	45	92,431.86
7	7,374.46	20	26,582.37	33	54,789.84	46	96,213.46
8	8,604.34	21	28,388.49	34	57,442.18	47	100,108.50
9	9,871.11	22	30,248.78	35	60,174.08	48	104,120.40
10	11,175.88	23	32,164.88	36	62,987.94	49	108,252.65
11	12,519.80	24	34,138.47	37	65,886.22	50	112,508.87
12	13,904.03	25	36,171.26	38	68,871.45
13	15,329.79	26	38,265.04	39	71,946.23

*	Includes applicable withdrawal charges.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3 % GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$937	14	$1,000	27	$1,000	40	$1,000
2	946	15	1,000	28	1,000	41	1,000
3	955	16	1,000	29	1,000	42	1,000
4	955	17	1,000	30	1,000	43	1,000
5	964	18	1,000	31	1,000	44	1,000
6	973	19	1,000	32	1,000	45	1,000
7	982	20	1,000	33	1,000	46	1,000
8	1,000	21	1,000	34	1,000	47	1,000
9	1,000	22	1,000	35	1,000	48	1,000
10	1,000	23	1,000	36	1,000	49	1,000
11	1,000	24	1,000	37	1,000	50	1,000
12	1,000	25	1,000	38	1,000
13	1,000	26	1,000	39	1,000

*	Includes applicable withdrawal charges.

APPENDIX C

CONDENSED FINANCIAL INFORMATION

The following tables of condensed financial information show accumulation unit values for each Subaccount for the period since the Subaccount started operation. An accumulation unit value is the unit we use to calculate the value of your interest in a Subaccount. The accumulation unit values shown in the tables reflect the Separate Account Annual Expenses of 1.40% listed in the “Fee Table” in this Prospectus. The accumulation unit value does not reflect the deduction of charges such as the Record Maintenance Charge that we subtract from your Contract Value by redeeming units. The data used in the tables below is obtained from the audited financial statement of the Separate Account that can be found in the SAI. Please review the condensed financial information in conjunction with the financial statements, related notes, and other financial information included in the SAI. In the tables below, no number is shown when there were fewer than 1,000 accumulation units outstanding at the end of a period.

Selected data for accumulation units outstanding as of the year ended December 31st for each period (reflects Separate Account Annual Expenses of 1.40%):

AIM Variable Insurance Funds: AIM V.I. Utilities Subaccount (Series I Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	8.686	10.748	4,057
2005	7.538	8.686	3,734
2004	6.186	7.538	2,550
2003	5.340	6.186	1,996
2002	6.796	5.340	1,638
2001*	10.000	6.796	1,004

*	Commencement of offering on May 1, 2001.

The Alger American Fund: Alger American Balanced Subaccount (Class O Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	11.465	11.841	8,396
2005	10.722	11.465	9,551
2004	10.397	10.722	10,696
2003	8.857	10.397	10,639
2002	10.240	8.857	10,165
2001	10.588	10.240	8,205
2000	11.041	10.588	1,292
1999*	10.000	11.041	19

*	Commencement of offering on November 1, 1999.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

The Alger American Fund: Alger American Leveraged AllCap Subaccount (Class O Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period		Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	8.450	9.939		8,586
2005	7.487	8.450		8,648
2004	7.017	7.487		9,465
2003	5.281	8.784	*	10,008
2002	8.103	5.281		9,225
2001	9.773	8.103		9,057
2000	13.184	9.773		4,158
1999**	10.000	13.184		49

*	The 2003 end of period Accumulation Unit value represents an average of the Accumulation Unit value and the Annuity Unit value at the end of the period. If Accumulation Unit value only had been shown, the Accumulation Unit value at the end of 2003 would have been $7.017. In future periods, only Accumulation Unit value will be shown.

**	Commencement of offering on November 1, 1999.

Credit Suisse Trust: Credit Suisse Trust-Emerging Markets Subaccount (Trust Class Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	16.433	21.476	4,319
2005	13.024	16.433	4,409
2004	10.571	13.024	3,406
2003	7.502	10.571	2,847
2002	8.602	7.502	2,512
2001	9.639	8.602	1,918
2000	14.302	9.639	1,034
1999	7.994	14.302	213
1998*	9.755	7.994	7

*	Commencement of offering on June 1, 1998.

Credit Suisse Trust: Credit Suisse Trust Global Small Cap Subaccount (Trust Class Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	11.113	12.407	2,383
2005	9.702	11.113	2,747
2004	8.338	9.702	2,235
2003	5.725	8.338	2,144
2002	8.818	5.725	1,990
2001	12.529	8.818	1,586
2000	15.673	12.529	712
1999	9.720	15.673	129
1998*	9.882	9.720	9

*	Commencement of offering on June 1, 1998.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Dreyfus Investment Portfolios: Dreyfus MidCap Stock Subaccount (Initial Share Class)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	15.260	16.216	10,467
2005	14.173	15.260	11,800
2004	12.554	14.173	11,759
2003	9.664	12.554	11,190
2002	11.199	9.664	10,436
2001	11.738	11.199	7,541
2000	10.992	11.738	1,141
1999*	10.000	10.992	12

*	Commencement of offering on November 1, 1999.

Dreyfus Socially Responsible Growth Fund, Inc. Subaccount (Initial Share Class)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	7.049	7.591	1,264
2005	6.898	7.049	1,169
2004	6.585	6.898	1,417
2003	5.299	6.585	1,509
2002	7.563	5.299	1,546
2001	9.905	7.563	1,444
2000	11.289	9.905	600
1999*	9.941	11.289	22

*	Commencement of offering on November 1, 1999.

DWS Investments VIT Funds: DWS Equity 500 Index VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	10.177	11.595	17,666
2005	8.699	10.177	19,101
2004	7.991	8.699	25,782
2003	6.334	7.991	25,461
2002	8.270	6.334	23,118
2001	9.535	8.270	17,576
2000	10.735	9.535	4,497
1999*	10.027	10.735	633

*	Commencement of offering on September 10, 1999.

DWS Variable Series I: DWS Bond VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period*	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)
2006	10.066	10.395	298
2005	10.000	10.066	75

*	Commencement of offering on May 2, 2005.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series I: DWS Capital Growth VIP Subaccount (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	10.201	10.919	29,857
2005	9.493	10.201	18,643
2004	8.914	9.493	5,701
2003	7.124	8.914	5,318
2002	10.201	7.124	4,949
2001	12.826	10.201	4,261
2000	14.435	12.826	1,959
1999	10.823	14.435	916
1998**	9.985	10.823	56

*	On December 8, 2006, the DWS Capital Growth VIP acquired all of the net assets of DWS All Cap Growth VIP (formerly DWS Legg Mason Aggressive Growth VIP), DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP, pursuant to a plan of reorganization approved by shareholders on October 31, 2006.

**	Commencement of offering on June 1, 1998.

DWS Variable Series I: DWS Global Opportunities VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	18.797	22.631	8,689
2005	16.127	18.797	8,850
2004	13.257	16.127	7,838
2003	9.017	13.257	7,393
2002	11.412	9.017	7,117
2001	15.347	11.412	6,536
2000	16.430	15.347	3,226
1999	10.043	16.430	509
1998*	9.911	10.043	74

*	Commencement of offering on June 1, 1998.

DWS Variable Series I: DWS Growth & Income VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	9.182	10.290	7,235
2005	8.778	9.182	8,612
2004	8.080	8.778	5,555
2003	6.464	8.080	5,681
2002	8.527	6.464	5,647
2001	9.748	8.527	4,982
2000	10.096	9.748	2,341
1999	9.651	10.096	1,073
1998*	10.033	9.651	175

*	Commencement of offering on June 1, 1998.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series I: DWS Health Care VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	12.202	12.776	6,151
2005	11.403	12.202	6,994
2004	10.551	11.403	7,279
2003	8.002	10.551	7,056
2002	10.551	8.002	6,232
2001*	10.000	10.551	4,222

*	Commencement of offering on May 1, 2001.

DWS Variable Series I: DWS International VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	10.540	13.088	10,753
2005	9.199	10.540	10,915
2004	8.005	9.199	10,684
2003	6.354	8.005	10,652
2002	7.892	6.354	10,313
2001	11.574	7.892	9,022
2000	14.990	11.574	4,655
1999	9.837	14.990	1,653
1998*	9.972	9.837	88

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS All Cap Growth VIP (formerly DWS Legg Mason Aggressive Growth VIP) Subaccount (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006**	9.821	10.876	3,508
2005	8.770	9.821	3,366
2004	7.939	8.770	3,173
2003	5.940	7.939	3,307
2002	8.718	5.940	3,074
2001***	10.000	8.718	2,256

*	On December 8, 2006, the DWS All Cap Growth VIP (formerly DWS Legg Mason Aggressive Growth VIP) was acquired by the DWS Capital Growth VIP, pursuant to a plan of reorganization approved by shareholders on October 31, 2006. For financial information after December 8, 2006, please refer to the table for DWS Capital Growth VIP.

**	Offering ended on December 8, 2006.

***	Commencement of offering on May 1, 2001.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Balanced VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	11.189	12.165	8,791
2005	10.878	11.189	10,111
2004	10.329	10.878	10,863
2003	8.880	10.329	11,274
2002	10.615	8.880	11,368
2001	11.462	10.615	10,298
2000	11.936	11.462	4,778
1999	10.542	11.936	2,617
1998*	9.983	10.542	123

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Blue Chip VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	11.590	13.218	12,986
2005	10.677	11.590	13,710
2004	9.330	10.677	14,410
2003	7.435	9.330	14,179
2002	9.680	7.435	9,733
2001	11.659	9.680	9,110
2000	12.827	11.659	4,280
1999	10.386	12.827	1,728
1998*	9.964	10.386	125

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Core Fixed Income VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	13.052	13.420	5,807
2005	12.943	13.052	5,880
2004	12.556	12.943	6,170
2003	12.110	12.556	6,697
2002	11.369	12.110	6,990
2001	10.905	11.369	4,482
2000	10.062	10.905	1,114
1999	10.417	10.062	940
1998*	10.014	10.417	66

*	Commencement of offering on June 1, 1998.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Davis Venture Value VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	11.935	13.517	18,405
2005	11.038	11.935	18,949
2004	10.008	11.038	18,325
2003	7.816	10.008	16,137
2002	9.412	7.816	14,480
2001*	10.000	9.412	9,293

*	Commencement of offering on May 1, 2001.

DWS Variable Series II: DWS Dreman Financial Services VIP Subaccount (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006**	13.660	14.328	4,556
2005	13.860	13.660	5,089
2004	12.548	13.860	5,786
2003	9.930	12.548	5,774
2002	11.006	9.930	5,697
2001	11.729	11.006	4,691
2000	9.362	11.729	1,465
1999	9.998	9.362	603
1998***	10.049	9.998	121

*	On September 15, 2006, the DWS Dreman Financial Services VIP was acquired by the DWS Dreman High Return Equity VIP, pursuant to a plan of reorganization approved by shareholders on August 24, 2006. For financial information after September 15, 2006, please refer to the table for DWS Dreman High Return Equity VIP.

**	Offering ended on September 15, 2006.

***	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Dreman High Return Equity VIP Subaccount (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	14.938	17.493	37,022
2005	14.036	14.938	35,320
2004	12.479	14.036	35,325
2003	9.591	12.479	34,780
2002	11.865	9.591	32,960
2001	11.831	11.865	23,548
2000	9.192	11.831	5,275
1999	10.491	9.192	3,389
1998**	9.997	10.491	518

*	On September 15, 2006, DWS Dreman High Return Equity VIP acquired all of the net assets of DWS Dreman Financial Services VIP pursuant to a plan of reorganization approved by shareholders on August 24, 2006.

**	Commencement of offering on June 1, 1998.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Dreman Small Mid Cap Value VIP Subaccount (Class A Shares)* (formerly DWS Dreman Small Cap Value VIP Subaccount)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	16.841	20.772	15,122
2005	15.489	16.841	16,286
2004	12.462	15.489	16,463
2003	8.897	12.462	14,637
2002	10.177	8.897	12,826
2001	8.770	10.177	7,886
2000	8.547	8.770	1,281
1999	8.431	8.547	610
1998**	9.943	8.431	125

*	Effective November 3, 2006, DWS Dreman Small Cap Value VIP changed its name to DWS Dreman Small Mid Cap Value VIP.

**	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Global Thematic VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	14.559	18.686	5,030
2005	12.007	14.559	3,685
2004	10.609	12.007	2,996
2003	8.331	10.609	2,916
2002	10.029	8.331	2,745
2001	12.031	10.029	2,280
2000	12.624	12.031	855
1999	10.103	12.624	308
1998*	9.989	10.103	29

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Government & Agency Securities VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	13.232	13.593	5,570
2005	13.080	13.232	6,211
2004	12.784	13.080	6,585
2003	12.676	12.784	7,918
2002	11.896	12.676	12,527
2001	11.223	11.896	7,960
2000	10.259	11.223	1,273
1999	10.332	10.259	857
1998*	10.012	10.332	77

*	Commencement of offering on June 1, 1998.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS High Income VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	12.157	13.245	8,060
2005	11.866	12.157	9,092
2004	10.703	11.866	10,449
2003	8.709	10.703	11,164
2002	8.857	8.709	8,371
2001	8.751	8.857	6,665
2000	9.717	8.751	2,803
1999	9.646	9.717	1,923
1998*	10.003	9.646	361

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS International Select Equity VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	11.392	14.107	7,838
2005	10.087	11.392	7,765
2004	8.650	10.087	7,008
2003	6.756	8.650	5,691
2002	7.918	6.756	4,842
2001	10.624	7.918	1,829
2000	13.549	10.624	977
1999	9.429	13.549	351
1998*	9.944	9.429	56

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Janus Growth & Income VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	8.914	9.532	14,762
2005	8.062	8.914	15,182
2004	7.331	8.062	15,993
2003	5.952	7.331	17,463
2002	7.597	5.952	17,677
2001	8.782	7.597	13,923
2000*	10.000	8.782	3,895

*	Commencement of offering on May 1, 2000.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Janus Growth Opportunities VIP Subaccount (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006**	6.270	6.244	11,697
2005	5.904	6.270	13,739
2004	5.318	5.904	15,320
2003	4.255	5.318	16,948
2002	6.219	4.255	17,795
2001	8.264	6.219	15,117
2000***	10.000	8.264	5,662

*	On December 8, 2006, the DWS Janus Growth Opportunities VIP was acquired by the DWS Capital Growth VIP, pursuant to a plan of reorganization approved by shareholders on October 31, 2006. For financial information after December 8, 2006, please refer to the table for DWS Capital Growth VIP.

**	Offering ended on December 8, 2006.

***	Commencement of offering on May 1, 2000.

DWS Variable Series II: DWS Large Cap Value VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	13.061	14.866	7,036
2005	12.988	13.061	8,028
2004	11.965	12.988	8,972
2003	9.150	11.965	8,446
2002	10.913	9.150	7,780
2001	10.863	10.913	6,319
2000	9.485	10.863	2,516
1999	10.712	9.485	1,851
1998*	10.029	10.712	110

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Mid Cap Growth VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period		Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	10.540	11.534		3,091
2005	9.290	10.540		3,549
2004	9.066	9.290		3,662
2003	6.853	9.772	*	3,913
2002	10.022	6.853		4,070
2001	12.990	10.022		3,999
2000	13.859	12.990		1,910
1999**	10.000	13.859		89

*	The 2003 end of period Accumulation Unit value represents an average of the Accumulation Unit value and the Annuity Unit value at the end of the period. If Accumulation Unit value only had been shown, the Accumulation Unit value at the end of 2003 would have been $9.066. In future periods, only Accumulation Unit value will be shown.

**	Commencement of offering on May 3, 1999.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Money Market VIP Subaccount #1 (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	11.337	11.700	9,082
2005	11.181	11.337	8,700
2004	11.235	11.181	8,764
2003	11.311	11.235	11,843
2002	11.315	11.311	18,002
2001	11.049	11.315	18,261
2000	10.559	11.049	3,372
1999	10.213	10.559	1,569
1998*	10.003	10.213	82

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Money Market VIP Subaccount #2 (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	12.598	13.183	—
2005	12.254	12.598	—
2004	12.143	12.254	6
2003	12.056	12.143	71
2002	11.894	12.056	2,620
2001	11.454	11.894	3,759
2000	10.795	11.454	1,103
1999	10.297	10.795	118
1998*	10.004	10.297	21

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Oak Strategic Equity VIP Subaccount (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006**	6.252	6.399	5,816
2005	6.604	6.252	7,003
2004	6.610	6.604	8,540
2003	4.474	6.610	9,186
2002	7.529	4.474	7,019
2001***	10.000	7.529	4,707

*	On December 8, 2006, the DWS Oak Strategic Equity VIP was acquired by the DWS Capital Growth VIP, pursuant to a plan of reorganization approved by shareholders on October 31, 2006. For financial information after December 8, 2006, please refer to the table for DWS Capital Growth VIP.

**	Offering ended on December 8, 2006.

***	Commencement of offering on May 1, 2001.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II: DWS Small Cap Growth VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	9.033	9.378	10,840
2005	8.555	9.033	12,543
2004	7.813	8.555	10,299
2003	5.959	7.813	10,075
2002	9.082	5.959	8,221
2001	12.936	9.082	6,740
2000	14.691	12.936	2,896
1999	11.070	14.691	843
1998*	9.867	11.070	106

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Strategic Income VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	13.235	14.225	3,567
2005	13.108	13.235	2,848
2004	12.239	13.108	2,294
2003	11.507	12.239	2,269
2002	10.483	11.507	2,105
2001	10.102	10.483	1,041
2000	9.986	10.102	298
1999	10.755	9.986	124
1998*	10.009	10.755	7

*	Commencement of offering on June 1, 1998.

DWS Variable Series II: DWS Technology VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	8.584	8.529	12,562
2005	8.390	8.584	14,667
2004	8.347	8.390	16,401
2003	5.773	8.347	17,585
2002	9.079	5.773	24,909
2001	13.617	9.079	23,797
2000	17.605	13.617	7,183
1999*	10.000	17.605	1,112

*	Commencement of offering on May 3, 1999.

DWS Variable Series II: DWS Turner Mid Cap Growth VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2006	10.327	10.849	8,696
2005	9.369	10.327	9,411
2004	8.556	9.369	10,137
2003	5.842	8.556	9,948
2002	8.748	5.842	7,947
2001*	10.000	8.748	4,649

*	Commencement of offering on May 1, 2001.

(1)

The number of accumulation units outstanding at the end of 2004 and 2005 includes only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.